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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                         Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2011 through April 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                         Pioneer Diversified
                         High Income Trust
--------------------------------------------------------------------------------
                         Annual Report | April 30, 2012
--------------------------------------------------------------------------------





                         Ticker Symbol:    HNW













                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Schedule of Investments                                                       12

Financial Statements                                                          39

Financial Highlights                                                          43

Notes to Financial Statements                                                 45

Report of Independent Registered Public Accounting Firm                       56

Approval of Investment Advisory Agreement                                     58

Trustees, Officers and Service Providers                                      62


           Pioneer Diversified High Income Trust | Annual Report | 4/30/12     1

President's Letter

Dear Shareowner,

The U.S. economy continued its recovery through the first quarter of 2012, even as broader global concerns weighed on investors. The U.S. unemployment rate fell to 8.1% in April, and some indicators suggest that it may continue to trend down. The housing market continued to improve, fueled in part by record-low mortgage rates. The risk of rising oil prices appeared to recede. The improved outlook helped U.S. equity markets to perform well in the first quarter, with the Standard & Poor's 500 Index rising by 12%. For bond investors, the riskier sectors of the bond market fared the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, rose by just 0.3%, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, rose by 5.15%.

We are cautiously optimistic that the U.S. economy will continue to improve. But we are also closely monitoring macroeconomic concerns that could change the market's direction, such as the lingering debt woes in Europe, the state of the Chinese economy, and the U.S. government's fiscal situation. Clouds have continued to hover over Europe, as the exit of Greece from the Euro-zone remains a possibility. Meanwhile, China continues to face a potential slowdown in economic growth. In the U.S., tax increases and spending cuts scheduled to take effect at year-end should, unless fiscal policy changes, sharply reduce the budget deficit -- which would be very good for the country in the longer run -- but also could potentially stall U.S. economic growth in 2013. All of these considerations may lead to further market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually


2     Pioneer Diversified High Income Trust | Annual Report | 4/30/12
monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


           Pioneer Diversified High Income Trust | Annual Report | 4/30/12     3

Portfolio Management Discussion | 4/30/12

Credit-sensitive bonds delivered moderately positive results over the 12 months ended April 30, 2012, amid shifting sentiments about the strength and durability of the global economic recovery and the potentially contagious effects of a sovereign-debt crisis in Europe. In the following interview, Andrew Feltus discusses the factors that affected the Pioneer Diversified High Income Trust's performance during the 12 months. Mr. Feltus, senior vice president and portfolio manager at Pioneer, and a member of Pioneer's fixed-income team, is responsible for the day-to-day management of the Trust.

Q How did the Trust perform during the 12 months ended April 30, 2012?

A Pioneer Diversified High Income Trust produced a total return of 2.62% at net asset value, and 1.35% at market value during the 12 months ended April 30, 2012. During the same period, the Trust's custom benchmark returned 3.86%. The custom benchmark is based on equal weightings of the Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index, which returned 4.9%, and the Credit Suisse Leveraged Loan Index, which returned 2.82%. During the same 12 months, the average return (at market price) of the 41 closed end funds in Lipper's High Current Yield Closed End Funds category (which are or may be leveraged) was 8.75%.

  The shares of the Trust were selling at a 3.2% premium to net asset value at the end of the 12 months on April 30, 2012.

  Unlike the Trust, the custom benchmark does not use leverage. While the use of leverage can increase investment opportunity, it can also increase investment risk.

  On April 30, 2012, the standardized 30-day SEC yield on the Trust's shares was 13.35%.

Q How would you describe the investment environment during the 12 months ended
  April 30, 2012?

A The period saw market trends shift as investors reacted to contrasting reports about both the sustainability of the global economic recovery and the potentially contagious effects of sovereign-debt problems in Europe.

  For much of the early part of the Trust's fiscal year which began on May 1, 2011, investors tried to avoid credit risk in the face of a series of worries, which included sovereign-debt problems in Greece and some other European nations; evidence of slowing growth trends in China; concerns about the longer-term effects of the accommodative monetary policies of the U.S. Federal Reserve System (the Fed); and disappointing reports about


4     Pioneer Diversified High Income Trust | Annual Report | 4/30/12
  economic growth and the jobs market in the United States, which raised fears that the domestic economy could fall back into recession. The myriad of worries and the risk-averse environment they spawned led to relatively poor performance from high-yield corporate bonds, emerging market debt and other perceived riskier sectors of the fixed-income markets. In contrast, U.S. Treasuries and other higher-rated securities outperformed. The risk- averse market environment peaked in August of 2011, but continued into September when the market finally began to show signs of stabilization.

  In December 2011, a succession of more positive developments finally triggered a significant change in market attitudes, and credit-sensitive investments embarked on a robust rally that continued through the end of March 2012. Contributing to the improving investment backdrop were newer reports suggesting a strengthening of the economic recovery in the United States, which were accompanied by a long-delayed improvement in the jobs market. Meanwhile, more accommodative monetary policies by the European Central Bank
  (ECB) injected additional money into the financial system there, and bolstered the liquidity of European banks. At the same time, easing of monetary policy in China helped to quell fears about a slump in that giant economy. However, markets grew choppier in April of 2012, the final month of the Trust's fiscal year, as the approach of national elections in Greece renewed investors' worries that problems in Europe could have a contagious effect on the global economy.

Q In that environment, what were the Trust's principal investment strategies during the 12 months ended April 30, 2012, and how did the strategies affect the Trust's performance?

A We kept the Trust's portfolio of investments well-diversified* throughout the period, with healthy exposures to three core groups: global high-yield bonds; floating-rate bank loans; and catastrophe-linked bonds issued by property-and-casualty reinsurance companies. The Trust's investments in the first two groups, high-yield bonds and floating-rate loans, performed in line with market trends over the 12 months, as those securities held back the Trust's results early in the fiscal year but helped to boost performance later in the period, as investors' appetite for the credit sectors increased substantially. The Trust's positions in catastrophe-linked bonds, however, lagged the other groups over the 12 months ended April 30, 2012, due to higher insurance claims following natural disasters in Japan (a March 2011 earthquake and tsunami) and in the United States (a series of devastating tornadoes in the Midwest). As a result of the increased insurance claims, catastrophe-linked bonds generally fell out of favor. The Trust's exposure to catastrophe-linked bonds was pared back somewhat during the fiscal year, primarily because new issuance fell in the wake of the disasters and we were

  * Diversification does not assure a profit or protect against loss in a declining market.


           Pioneer Diversified High Income Trust | Annual Report | 4/30/12 5 unable to find enough securities that met our investment criteria. However, we continue to use catastrophe-linked bonds as part of our core investment strategy for the Trust, as they help to diversify overall portfolio risk and also offer the advantages of floating interest rates, which have the potential to increase income when interest rates rise.

  At the end of the Trust's fiscal year on April 30, 2012, 70.6% of the Trust's total investment portfolio was invested in corporate bonds and notes of which 55.9% was invested in high-yield bonds, including U.S. high-yield corporates, emerging market debt, and foreign high-yield bonds. U.S. high-yield corporate bonds accounted for the greatest portion of the Trust's weighting in high-yield securities, at 36.1% of the Trust's total investment portfolio. Floating-rate bank loans represented 22.0% of the Trust's total investment portfolio at the end of the fiscal year, while catastrophe-linked bonds accounted for 17.71% of the Trust's total investment portfolio.

Q What were some of the individual investments that affected the Trust's performance during the 12 months ended April 30, 2012?

A A number of Trust holdings performed well during he period, led by investments in the U.S. high-yield market. The top performance contributor was the Trust's holding in the debt of WESCO International, a distributor of industrial and electrical components. Other strong performers for the Trust included the bonds of Burger King, which gained in value when the company announced plans for an initial stock offering; securities of PAETEC, a wireless communication services provider that was acquired by another company; and the debt of U.S. Corrugated, a packaging manufacturer that strengthened its balance sheet by selling assets. The Trust's investment in the bonds of Basell Finance, a subsidiary of LyondellBasell, a chemical company based in the Netherlands, also helped performance during the fiscal year, as did the securities of Reynolds Group, a packaging company in the United States and Europe, and of Swift Services, a domestic trucking company whose business showed gains as the U.S. economy recovered.

  The Trust also had some disappointing holdings during the 12 months, however, including the bonds and loans of TXU, a Texas-based electric utility that was hurt by the lower price of natural gas. The debt of another power company, Adenor of Argentina, also underperformed as its earnings were squeezed when regulators declined to allow a rate increase. In addition to the negative effects on performance of catastrophe-linked bonds in general, the Trust held two small positions in specific catastrophe-linked bonds that defaulted during the period: Muteki in Japan and Mariah in the United States. Neither position had a significant impact on the Trust's results.


6     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

Q Did the use of derivatives affect Trust performance during the 12 months ended
  April 30, 2012?

A The only derivatives used during the period were some currency forward contracts, which we employed to reduce the portfolio's risks from changes in the relative values of currencies. The contracts had a slightly positive effect on the Trust's performance.

Q How did the level of leverage employed by the Trust change over the 12 months ended April 30, 2012?

A At the end of the 12 months, 30.0% of the Trust's total managed assets were financed by leverage, compared with 28.5% of the Trust's total managed assets leveraged at the start of the period on May 1, 2011. The change was due to fluctuations in the values of securities in which the Trust had invested.

Q What is your investment outlook?

A We think corporate debt remains attractive, and we are optimistic about the U.S. economy. Industrial output and retail sales have been positive, while the employment market finally is beginning to show some improvement and the housing industry has shown evidence of stabilization. Meanwhile, corporate profits remain healthy and most companies have strengthened their balance sheets. Default rates are low by historical standards. We believe those factors should support high-yield investments. It is important to keep in mind, however, that the current low-interest-rate environment has resulted in relatively lower yields from corporate bonds on an absolute basis and that necessarily limits the returns that can reasonably be expected. While any increase in Treasury yields would be a drag on the performance of high-yield bonds, an interest-rate increase could help boost the yields of both bank loans and catastrophe-linked investments.

  We plan to maintain a strong emphasis on domestic and foreign high-yield bonds in the Trust's portfolio, as part of an overall diversified investment approach that includes significant exposures to floating-rate bank loans and catastrophe-linked bonds.

  The Trust has been earning its dividend and we think the portfolio is well positioned for an environment of moderate economic growth, both domestically and globally.

Please refer to the Schedule of Investments on pages 12-38 for a full listing of Trust securities.


           Pioneer Diversified High Income Trust | Annual Report | 4/30/12     7

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of debt securities in the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities in the Trust generally will rise. Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareholders.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering prospectus and in shareowner reports issued from time to time.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


8     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

Portfolio Summary | 4/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Corporate Bonds & Notes                                                    70.6%
Senior Floating Rate Loan Interests                                        22.0%
Convertible Bonds & Notes                                                   2.2%
Repurchase Agreement                                                        1.5%
Sovereign Debt Obligations                                                  1.0%
Asset-Backed Securities                                                     0.9%
Collateralized Mortgage Obligations                                         0.6%
Preferred Stock                                                             0.5%
Common Stocks                                                               0.3%
Commercial Mortgage-Backed Securities                                       0.2%
Convertible Preferred Stocks                                                0.2%
Rights/Warrants*                                                            0.0%

* Amount is less than 0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings (S&P))

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                                                         0.4%
AA                                                                          0.1%
A                                                                           0.3%
BBB                                                                         2.2%
BB                                                                         21.5%
B                                                                          45.0%
CCC                                                                        10.1%
CC                                                                          3.0%
C                                                                           0.3%
Not Rated                                                                  17.1%

Bond ratings are ordered highest to lowest in portfolio. Based on S&P's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.
The portfolio is actively managed, and current holdings may be different.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

    1.    Alliance One International, Inc., 10.0%, 7/15/16                  0.93%
--------------------------------------------------------------------------------
    2.    Lodestone Re, Ltd., 8.336%, 5/17/13 (144A)                        0.90
--------------------------------------------------------------------------------
    3.    Successor X, Ltd., 14.992%, 1/7/14 (144A)                         0.90
--------------------------------------------------------------------------------
    4.    Successor X, Ltd., 16.408%, 1/7/14 (144A)                         0.88
--------------------------------------------------------------------------------
    5.    Montana Re, Ltd., 16.875%, 1/8/14 (144A)                          0.88
--------------------------------------------------------------------------------
    6.    Queen Street IV Capital, Ltd., 7.966%, 4/9/15 (144A)              0.87
--------------------------------------------------------------------------------
    7.    U.S.I. Holdings Corp., Tranche B Term Loan, 2.74%, 5/5/14         0.85
--------------------------------------------------------------------------------
    8.    Lodestone Re, Ltd., 7.336%, 1/8/14 (144A)                         0.79
--------------------------------------------------------------------------------
    9.    Townsquare Radio LLC, 9.0%, 4/1/19 (144A)                         0.78
--------------------------------------------------------------------------------
   10.    AMC Entertainment, Inc., 9.75%, 12/1/20                           0.76
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


           Pioneer Diversified High Income Trust | Annual Report | 4/30/12     9

Prices and Distributions | 4/30/12

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           4/30/12                      4/30/11
--------------------------------------------------------------------------------
                           $20.13                       $21.95
--------------------------------------------------------------------------------
 Premium                      3.2%                         4.5%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           4/30/12                      4/30/11
--------------------------------------------------------------------------------
                           $19.51                       $21.01
--------------------------------------------------------------------------------

Distributions per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net
                     Investment       Short-Term        Long-Term
                       Income       Capital Gains     Capital Gains
--------------------------------------------------------------------------------
 5/1/11-4/30/12        $1.96           $ --              $ --
--------------------------------------------------------------------------------


10     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

Performance Update | 4/30/12

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer Diversified High Income Trust, compared to that of the combined (50%/50%) Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index (BofA ML Global HY and EMP Index) and the Credit Suisse (CS) Leveraged Loan Index.

 Average Annual Total Returns
 (As of April 30, 2012)
--------------------------------------------------------------------------------

                                Net Asset                     Market
 Period                         Value (NAV)                   Value
--------------------------------------------------------------------------------
 Life-of-Trust
 (5/30/07)                      7.76%                         7.44%
 1 Year                         2.62                          1.35
--------------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Market Value of $10,000 Investment

                      Pioneer Diversified    50% BofA ML Global HY and EMP Index
                       High Income Trust         50% CS Leveraged Loan Index
5/07                        $10,000                        $10,000
4/08                          8,933                          9,879
4/09                          6,868                          8,422
4/10                         11,899                         11,487
4/11                         14,034                         12,708
4/12                         14,224                         13,210

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes bank borrowing, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

The BofA ML Global High Yield and Emerging Markets Plus Index tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The CS Leveraged Loan Index is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market. The CS Leveraged Loan Index consists of tradable term loans with at least one year to maturity and rated BBB or lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not employ leverage. It is not possible to invest directly in an index.


          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     11

Schedule of Investments | 4/30/12 (Consolidated)

----------------------------------------------------------------------------------------------------
                    S&P/
Principal           Moody's
Amount              Ratings
USD ($)             (unaudited)                                                         Value
----------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- 1.3% of Net Assets
      246,741(a)       AA+/Baa3     ACE Securities Corp., 1.139%, 12/25/34              $    185,589
    1,003,138(a)        B-/Caa1     Aircraft Finance Trust, 0.72%, 5/15/24 (144A)            471,475
       10,566(a)         B-/Ba3     Aircraft Finance Trust, 0.74%, 5/15/24 (144A)              9,826
      450,000(a)          BB/A2     Bear Stearns Asset-Backed Securities Trust,
                                    1.289%, 10/25/34                                         310,750
      100,000             NR/NR     CarNow Auto Receivables Trust, 6.9%, 11/15/16             99,999
      699,000(a)        CC/Caa2     Carrington Mortgage Loan Trust, 0.439%, 2/25/37          408,810
      109,515            BB/Ba2     Continental Airlines, Inc., Series 981B,
                                    6.748%, 9/15/18                                          108,420
      456,415(a)          CC/NR     Countrywide Asset-Backed Certificates, 0.689%,
                                    3/25/47 (144A)                                           184,252
      134,131(a)          B-/B3     GSAMP Trust, 0.369%, 1/25/37                             119,435
      493,774(a)           C/Ca     Lehman XS Trust, 0.589%, 12/25/35                        143,935
----------------------------------------------------------------------------------------------------
                                    TOTAL ASSET-BACKED SECURITIES
                                    (Cost $2,370,515)                                   $  2,042,491
----------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%
                                    of Net Assets
                                    BANKS -- 0.7%
                                    Thrifts & Mortgage Finance -- 0.7%
       59,704(a)          NR/NR     Banc of America Funding Corp., 0.32%, 5/20/47       $     59,303
      446,079(a)            C/C     Downey Savings and Loan Association Mortgage Loan
                                    Trust, 0.61%, 10/19/45                                   108,698
      184,085(a)         BB-/NR     GSR Mortgage Loan Trust, Series 2004-3F,
                                    5.742%, 2/25/34                                          156,790
      941,164(a)       AAA/Baa3     Impac CMB Trust, 0.999%, 1/25/35                         709,980
      107,706(a)          CC/NR     WaMu Mortgage Pass-Through Certificates,
                                    5.176%, 12/25/36                                          86,923
                                                                                        ------------
                                    Total Banks                                         $  1,121,694
----------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.1%
                                    Other Diversified Financial Services -- 0.1%
      100,000             NR/NR     Vericrest Opportunity Loan Transferee, 8.112%,
                                    3/25/49 (144A)                                      $    100,125
                                                                                        ------------
                                    Total Diversified Financials                        $    100,125
----------------------------------------------------------------------------------------------------
                                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                    (Cost $1,482,127)                                   $  1,221,819
----------------------------------------------------------------------------------------------------
                                    COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.3%
                                    of Net Assets
                                    BANKS -- 0.2%
                                    Investment Banking & Brokerage -- 0.1%
      250,000(a)         BB+/A3     Bear Stearns Commercial Mortgage Securities,
                                    5.941%, 9/11/38                                     $    221,338
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

12     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

------------------------------------------------------------------------------------------------------------
                           S&P/
Principal                  Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 0.1%
             175,519(a)         NR/Ba1     JP Morgan Chase Commercial Mortgage Securities
                                           Corp., 0.6%, 11/15/18 (144A)                         $    145,681
                                                                                                ------------
                                           Total Banks                                          $    367,019
------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.1%
                                           Other Diversified Financial Services -- 0.1%
             200,000(a)      BBB+/Baa2     Morgan Stanley Capital I, 0.941%, 12/15/20 (144A)    $    182,390
                                                                                                ------------
                                           Total Diversified Financials                         $    182,390
------------------------------------------------------------------------------------------------------------
                                           TOTAL COMMERCIAL MORTGAGE-BACKED
                                           SECURITIES
                                           (Cost $543,521)                                      $    549,409
------------------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS & NOTES -- 97.6% of Net Assets
                                           ENERGY -- 8.4%
                                           Coal & Consumable Fuels -- 1.5%
             100,000             B+/B1     Arch Coal, Inc., 7.0%, 6/15/19 (144A)                $     89,500
             850,000            BB/Ba3     Bumi Capital Pte, Ltd., 12.0%, 11/10/16 (144A)            935,000
           1,000,000            B/Caa1     Foresight Energy Corp., 9.625%, 8/15/17 (144A)          1,035,000
             400,000              B/B2     James River Coal Co., 7.875%, 4/1/19                      260,000
                                                                                                ------------
                                                                                                $  2,319,500
------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Drilling -- 1.9%
   NOK     1,000,000(a)          NR/NR     Aker Drilling ASA, 9.67%, 2/24/16                    $    185,917
   NOK     1,000,000             NR/NR     Aker Drilling ASA, 11.0%, 2/24/16                         188,536
             500,000             NR/NR     Deep Drilling 1 Pte, Ltd., 12.0%, 12/21/15                477,500
           1,000,000         CCC+/Caa2     Ocean Rig UDW, Inc., 9.5%, 4/27/16                      1,000,000
             670,000             B-/B3     Offshore Group Investments, Ltd., 11.5%, 8/1/15           732,813
             500,000             B+/NR     Pioneer Drilling Co., 9.875%, 3/15/18                     527,500
                                                                                                ------------
                                                                                                $  3,112,266
------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Equipment & Services -- 1.7%
           1,358,000             B+/B1     American Petroleum Tankers LLC, 10.25%, 5/1/15       $  1,429,295
             730,000             B-/B3     Expro Finance Luxembourg SCA, 8.5%,
                                           12/15/16 (144A)                                           708,100
             330,000            B/Caa1     Forbes Energy Services, Ltd., 9.0%, 6/15/19               320,100
              65,067(b)          NR/NR     Nexus 1 Pte., Ltd., 10.5%, 5/31/12 (144A)                      65
   NOK     2,560,000(a)(b)       NR/NR     Sevan Marine ASA, 12.32%, 10/24/12 (144A)                 268,140
                                                                                                ------------
                                                                                                $  2,725,700
------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 2.7%
             505,000             B+/B2     Berry Petroleum Co., 10.25%, 6/1/14                  $    575,700
             100,000              B/B2     Comstock Resources, Inc., 7.75%, 4/1/19                    93,000
             444,000              B/B2     Linn Energy LLC, 11.75%, 5/15/17                          503,940
             800,000             B+/NR     MIE Holdings Corp., 9.75%, 5/12/16 (144A)                 796,960
    NOK    2,500,000             NR/NR     Norwegian Energy Co., AS, 12.9%, 11/20/14                 434,244
             280,000         CCC+/Caa1     Petrobakken Energy, Ltd., 8.625%, 2/1/20 (144A)           291,900

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     13

-----------------------------------------------------------------------------------------------------------
                         S&P/
Principal                Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                            Value
-----------------------------------------------------------------------------------------------------------
                                         Oil & Gas Exploration & Production -- (continued)
         240,000               B-/B3     Quicksilver Resources, Inc., 7.125%, 4/1/16            $   219,600
         700,000               B-/B3     Resolute Energy Corp., 8.5%, 5/1/20 (144A)                 703,500
         472,000            BB-/Caa1     Rosetta Resources, Inc., 9.5%, 4/15/18                     517,430
         200,000                B/B1     Samson Investment Co., 9.75%, 2/15/20 (144A)               208,750
                                                                                                -----------
                                                                                                $ 4,345,024
-----------------------------------------------------------------------------------------------------------
                                         Oil & Gas Storage & Transportation -- 0.6%
         600,000               NR/B2     Everest Acquisition LLC/Everest Acquisition Finance,
                                         Inc., 9.375%, 5/1/20 (144A)                            $   639,000
         450,000(a)           BB/Ba1     Southern Union Co., 3.483%, 11/1/66                        379,687
                                                                                                -----------
                                                                                                $ 1,018,687
                                                                                                -----------
                                         Total Energy                                           $13,521,177
-----------------------------------------------------------------------------------------------------------
                                         MATERIALS -- 12.4%
                                         Aluminum -- 0.0%(c)
             670(a)(d)         B-/B3     Noranda Aluminum Acquisition Corp.,
                                         4.659%, 5/15/15                                        $       631
-----------------------------------------------------------------------------------------------------------
                                         Commodity Chemicals -- 0.2%
         300,000               NR/NR     Montell Finance Co., BV, 8.1%, 3/15/27 (144A)          $   355,500
-----------------------------------------------------------------------------------------------------------
                                         Construction Materials -- 0.5%
         865,000              C/Caa3     AGY Holding Corp., 11.0%, 11/15/14                     $   311,400
         389,000               B-/NR     Cemex Espana Luxembourg, 9.875%,
                                         4/30/19 (144A)                                             363,715
         100,000               B-/NR     Cemex SAB de CV, 9.0%, 1/11/18 (144A)                       93,500
                                                                                                -----------
                                                                                                $   768,615
-----------------------------------------------------------------------------------------------------------
                                         Diversified Chemicals -- 1.2%
 EURO  1,275,000           CCC+/Caa1     Ineos Group Holdings, Ltd., 7.875%, 2/15/16 (144A)     $ 1,552,524
 EURO    100,000           CCC+/Caa1     Ineos Group Holdings, Ltd., 7.875%, 2/15/16 (144A)         121,766
         275,000             CC/Caa1     Momentive Performance Materials, Inc.,
                                         9.0%, 1/15/21                                              237,875
                                                                                                -----------
                                                                                                $ 1,912,165
-----------------------------------------------------------------------------------------------------------
                                         Diversified Metals & Mining -- 1.5%
         300,000           CCC+/Caa1     Midwest Vanadium Pty, Ltd., 11.5%, 2/15/18 (144A)      $   201,000
         650,000           CCC+/Caa1     Mirabela Nickel, Ltd., 8.75%, 4/15/18 (144A)               477,750
         400,000               NR/B1     Mongolian Mining Corp., 8.875%, 3/29/17 (144A)             399,945
         428,000            BBB/Baa2     Teck Resources, Ltd., 10.25%, 5/15/16                      490,648
         750,000              BB/Ba3     Vedanta Resources Plc, 9.5%, 7/18/18 (144A)                770,625
                                                                                                -----------
                                                                                                $ 2,339,968
-----------------------------------------------------------------------------------------------------------
                                         Metal & Glass Containers -- 1.6%
         503,330(d)          B-/Caa1     Ardagh Finance SA, 11.125%, 6/1/18 (144A)              $   504,588
 EURO    250,000(d)            B-/B3     Ardagh Glass Finance Plc, 8.75%, 2/1/20 (144A)             327,579
 EURO    255,000(d)          BB-/Ba3     Ardagh Glass Finance Plc, 9.25%, 7/1/16 (144A)             368,302

The accompanying notes are an integral part of these financial statements.

14     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

---------------------------------------------------------------------------------------------------------
                         S&P/
Principal                Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                         Metal & Glass Containers -- (continued)
       175,000               CCC+/B3     BWAY Holdings Co., 10.0%, 6/15/18                   $    192,500
     1,113,298(d)          CCC+/Caa1     BWAY Parent Co., Inc., 10.125%, 11/1/15                1,135,564
                                                                                             ------------
                                                                                             $  2,528,533
---------------------------------------------------------------------------------------------------------
                                         Paper Packaging -- 0.7%
       750,103(d)(e)           NR/NR     Corp Durango SAB de CV, 7.0%, 8/27/16               $    577,579
       500,000                B/Caa1     Pretium Packaging LLC, 11.5%, 4/1/16                     520,000
                                                                                             ------------
                                                                                             $  1,097,579
---------------------------------------------------------------------------------------------------------
                                         Paper Products -- 1.6%
       459,000                BB-/B1     AbitibiBowater, Inc., 10.25%, 10/15/18              $    532,440
       500,000                 B+/B1     Appleton Papers, Inc., 10.5%, 6/15/15 (144A)             522,500
       200,000               CCC+/B3     Appleton Papers, Inc., 11.25%, 12/15/15                  188,500
       260,000                BB/Ba3     Clearwater Paper Corp., 10.625%, 6/15/16                 292,500
       580,000             CCC+/Caa1     Exopack Holdings Corp., 10.0%, 6/1/18                    603,200
       186,000                B+/Ba3     Grupo Papelero Scribe SA, 8.875%, 4/7/20 (144A)          157,170
       344,000                 B+/B3     Mercer International, Inc., 9.5%, 12/1/17                356,040
                                                                                             ------------
                                                                                             $  2,652,350
---------------------------------------------------------------------------------------------------------
                                         Precious Metals & Minerals -- 0.3%
       500,000               BB-/Ba3     ALROSA Finance SA, 8.875%, 11/17/14 (144A)          $    552,500
---------------------------------------------------------------------------------------------------------
                                         Steel -- 4.8%
     1,245,000               CC/Caa2     Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)    $  1,145,400
       750,000                 B+/B3     AM Castle & Co., 12.75%, 12/15/16 (144A)                 813,750
       250,000                 BB/B2     APERAM, 7.375%, 4/1/16 (144A)                            243,750
       350,000                  B/B3     Atkore International, Inc., 9.875%, 1/1/18               357,000
       450,000                  B/B3     Essar Steel Algoma, Inc., 9.375%, 3/15/15 (144A)         464,625
       250,000                 B+/B1     Evraz Group SA, 8.875%, 4/24/13 (144A)                   262,563
       250,000                 B+/B1     Evraz Group SA, 9.5%, 4/24/18 (144A)                     272,275
       900,000                 B+/B3     Ferrexpo Finance PLC, 7.875%, 4/7/16 (144A)              838,125
       900,000                 NR/B2     Metinvest BV, 8.75%, 2/14/18 (144A)                      832,500
       600,000                 NR/B2     Metinvest BV, 10.25%, 5/20/15 (144A)                     595,500
       850,000                  B/B2     Optima Specialty Steel, Inc., 12.5%,
                                         12/15/16 (144A)                                          884,000
       920,000             CCC+/Caa1     Ryerson, Inc., 12.0%, 11/1/15                            959,100
EURO    50,000               CC/Caa2     Zlomrex International Finance SA, 8.5%,
                                         2/1/14 (144A)                                             54,927
                                                                                             ------------
                                                                                             $  7,723,515
                                                                                             ------------
                                         Total Materials                                     $ 19,931,356
---------------------------------------------------------------------------------------------------------
                                         CAPITAL GOODS -- 6.9%
                                         Aerospace & Defense -- 1.1%
       600,000                  B/B3     ADS Tactical, Inc., 11.0%, 4/1/18 (144A)            $    630,000
     1,170,000                 B-/B2     DynCorp International, Inc., 10.375%, 7/1/17           1,003,275

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     15

---------------------------------------------------------------------------------------------------------
                     S&P/
Principal            Moody's
Amount               Ratings
USD ($)              (unaudited)                                                             Value
---------------------------------------------------------------------------------------------------------
                                     Aerospace & Defense -- (continued)
       90,000            BB-/Ba3     GeoEye, Inc., 9.625%, 10/1/15                           $     98,550
                                                                                             ------------
                                                                                             $  1,731,825
---------------------------------------------------------------------------------------------------------
                                     Building Products -- 0.4%
      300,000             BB-/B2     USG Corp., 7.875%, 3/30/20 (144A)                       $    308,250
      365,000             BB-/B2     USG Corp., 9.75%, 8/1/14 (144A)                              406,062
                                                                                             ------------
                                                                                             $    714,312
---------------------------------------------------------------------------------------------------------
                                     Construction & Engineering -- 1.0%
      900,000              B+/B1     Empresas ICA S.A.B. de C.V., 8.9%, 2/4/21 (144A)        $    891,000
      850,000            CC/Caa3     New Enterprise Stone & Lime Co., 11.0%, 9/1/18               697,000
                                                                                             ------------
                                                                                             $  1,588,000
---------------------------------------------------------------------------------------------------------
                                     Construction & Farm Machinery & Heavy Trucks -- 1.1%
      720,000            B+/Caa1     American Railcar Industries, Inc., 7.5%, 3/1/14         $    729,000
      750,000             BB/Ba3     Lonking Holdings, Ltd., 8.5%, 6/3/16 (144A)                  705,000
      300,000              NR/NR     OSX 3 Leasing BV, 9.25%, 3/20/15 (144A)                      310,860
                                                                                             ------------
                                                                                             $  1,744,860
---------------------------------------------------------------------------------------------------------
                                     Electrical Components & Equipment -- 0.5%
      750,000               B/B2     WireCo WorldGroup, Inc., 9.5%, 5/15/17                  $    774,375
---------------------------------------------------------------------------------------------------------
                                     Industrial Conglomerates -- 0.3%
      265,000               B/B2     JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)          $    269,638
       90,000              NR/NR     Little Traverse Bay Bands of Odawa Indians, 9.0%,
                                     8/31/20 (144A)                                                81,900
EURO   90,000            BB-/Ba3     Mark IV USA/EURO LUX, 8.875%, 12/15/17 (144A)                122,693
                                                                                             ------------
                                                                                             $    474,231
---------------------------------------------------------------------------------------------------------
                                     Industrial Machinery -- 1.1%
      500,000(b)           NR/NR     Indalex Holding Corp., 11.5%, 2/1/14                    $      1,875
      335,000             B/Caa1     Liberty Tire Recycling, 11.0%, 10/1/16 (144A)                315,738
      875,000          CCC+/Caa2     Mueller Water Products, Inc., 7.375%, 6/1/17                 877,187
      665,000              B+/NR     WPE International Cooperatief UA, 10.375%,
                                     9/30/20 (144A)                                               585,200
                                                                                             ------------
                                                                                             $  1,780,000
---------------------------------------------------------------------------------------------------------
                                     Trading Companies & Distributors -- 1.4%
      150,000               B/B2     Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
                                     9.625%, 3/15/18                                         $    163,500
    1,090,000              B-/B3     Intcomex, Inc., 13.25%, 12/15/14                           1,106,350
    1,000,000               B/B1     Wesco Distribution, Inc., 7.5%, 10/15/17                   1,023,750
                                                                                             ------------
                                                                                             $  2,293,600
                                                                                             ------------
                                     Total Capital Goods                                     $ 11,101,203
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

-------------------------------------------------------------------------------------------------------
                     S&P/
Principal            Moody's
Amount               Ratings
USD ($)              (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------------
                                     COMMERCIAL & PROFESSIONAL SERVICES -- 0.1%
                                     Environmental & Facilities Services -- 0.1%
      700,000(b)           NR/NR     Aleris International, Inc., 10.0%, 12/15/16           $         70
      210,000             BB-/B3     Casella Waste Systems, Inc., 11.0%, 7/15/14                225,750
EURO  107,128          CCC+/Caa2     New Reclamation Group Pty., Ltd., 8.125%,
                                     2/1/13 (144A)                                              102,088
                                                                                           ------------
                                     Total Commercial & Professional Services              $    327,908
-------------------------------------------------------------------------------------------------------
                                     TRANSPORTATION -- 3.3%
                                     Air Freight & Logistics -- 0.8%
    1,329,000            B-/Caa1     Ceva Group Plc, 11.5%, 4/1/18 (144A)                  $  1,309,065
-------------------------------------------------------------------------------------------------------
                                     Airlines -- 1.2%
      250,000            BB+/Ba3     Delta Air Lines, Inc., 6.375%, 7/2/17                 $    250,000
      269,000            BB-/Ba2     Delta Air Lines, Inc., 9.5%, 9/15/14 (144A)                285,812
    1,000,000               B/NR     Gol Finance Co., 9.25%, 7/20/20 (144A)                     895,000
      500,000               B/NR     Tam Capital 3, Inc., 8.375%, 6/3/21 (144A)                 520,000
                                                                                           ------------
                                                                                           $  1,950,812
-------------------------------------------------------------------------------------------------------
                                     Airport Services -- 0.4%
      570,000               B/B2     Aeropuertos Argentina 2000 SA, 10.75%,
                                     12/1/20 (144A)                                        $    567,150
-------------------------------------------------------------------------------------------------------
                                     Marine -- 0.3%
      525,000              B+/B3     Navios South American Logistics, Inc.,
                                     9.25%, 4/15/19                                        $    480,375
-------------------------------------------------------------------------------------------------------
                                     Railroads -- 0.1%
      278,090(d)         CC/Caa3     Florida East Coast Holdings, 10.5%, 8/1/17            $    221,429
-------------------------------------------------------------------------------------------------------
                                     Trucking -- 0.5%
      425,000            B+/Caa1     Swift Services Holdings, Inc., 10.0%, 11/15/18        $    464,313
      300,000               B/B3     Syncreon Global Ireland, Ltd., 9.5%, 5/1/18 (144A)         297,750
                                                                                           ------------
                                                                                           $    762,063
                                                                                           ------------
                                     Total Transportation                                  $  5,290,894
-------------------------------------------------------------------------------------------------------
                                     AUTOMOBILES & COMPONENTS -- 1.5%
                                     Auto Parts & Equipment -- 1.5%
      305,000              B-/B3     Allison Transmission, Inc., 11.0%, 11/1/15 (144A)     $    321,775
      350,000             B/Caa1     International Automotive Components Group S.L.,
                                     9.125%, 6/1/18 (144A)                                      322,000
      160,000            CC/Caa1     Stanadyne Corp., 10.0%, 8/15/14                            134,000
      500,000          CCC-/Caa3     Stanadyne Corp., 12.0%, 2/15/15                            385,000
    1,174,000              B+/B1     Tower Automotive Holdings USA LLC, 10.625%,
                                     9/1/17 (144A)                                            1,260,583
                                                                                           ------------
                                     Total Automobiles & Components                        $  2,423,358
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     17

---------------------------------------------------------------------------------------------------------------
                           S&P/
Principal                  Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                             Value
---------------------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 3.3%
                                           Homebuilding -- 1.1%
          530,000              CC/Caa3     Beazer Homes USA, Inc., 9.125%, 6/15/18                 $    450,500
          200,000              BB-/Ba3     Corporacion GEO S.A.B. de C.V., 8.875%,
                                           3/27/22 (144A)                                               203,000
          630,000               NR/Ba3     Desarrolladora Homex SA de CV, 9.5%,
                                           12/11/19 (144A)                                              650,475
          500,000               NR/Ba3     Urbi Desarrollos Urbanos Co., 9.75%, 2/3/22 (144A)           520,000
                                                                                                   ------------
                                                                                                   $  1,823,975
---------------------------------------------------------------------------------------------------------------
                                           Housewares & Specialties -- 1.5%
          500,000              B-/Caa1     Reynolds Group Holdings, Ltd., 9.0%,
                                           4/15/19 (144A)                                          $    502,500
          475,000              B-/Caa1     Reynolds Group Holdings, Ltd., 9.875%,
                                           8/15/19 (144A)                                               495,187
        1,000,000              CCC+/B3     Yankee Acquisition Corp., 9.75%, 2/15/17                   1,045,000
          350,000(d)         CCC+/Caa1     YCC Holdings LLC, 10.25%, 2/15/16                            357,875
                                                                                                   ------------
                                                                                                   $  2,400,562
---------------------------------------------------------------------------------------------------------------
                                           Leisure Products -- 0.7%
  EURO    275,000              CC/Caa2     Heckler & Koch GmbH, 9.5%, 5/15/18 (144A)               $    236,585
        1,000,000                 B/B2     Icon Health & Fitness, 11.875%, 10/15/16 (144A)              862,500
                                                                                                   ------------
                                                                                                   $  1,099,085
                                                                                                   ------------
                                           Total Consumer Durables & Apparel                       $  5,323,622
---------------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 3.9%
                                           Casinos & Gaming -- 2.0%
          500,000(b)             NR/NR     Buffalo Thunder Development Authority, 9.375%,
                                           12/15/14 (144A)                                         $    186,250
  EURO  1,155,000                 B/B2     Codere Finance Luxembourg SA, 8.25%,
                                           6/15/15 (144A)                                             1,398,760
          395,000                NR/NR     FireKeepers Development Authority, 13.875%,
                                           5/1/15 (144A)                                                436,475
        1,615,000(b)(f)          NR/NR     Mashantucket Western Pequot Tribe, 8.5%,
                                           11/15/15 (144A)                                              147,369
  EURO    500,000                B-/B3     Peermont Global, Ltd., 7.75%, 4/30/14 (144A)                 615,451
          450,000               BB-/B1     Scientific Games International, Inc., 9.25%, 6/15/19         498,375
                                                                                                   ------------
                                                                                                   $  3,282,680
---------------------------------------------------------------------------------------------------------------
                                           Hotels, Resorts & Cruise Lines -- 0.3%
          400,000                B-/B3     Seven Seas Cruises S de RL LLC, 9.125%,
                                           5/15/19 (144A)                                          $    409,000
---------------------------------------------------------------------------------------------------------------
                                           Restaurants -- 0.9%
        1,235,000(e)         CCC+/Caa1     Burger King Capital Holdings LLC, 0.0%,
                                           4/15/19 (144A)                                          $    947,862
          400,000                B-/B3     Burger King Corp., 9.875%, 10/15/18                          454,500
                                                                                                   ------------
                                                                                                   $  1,402,362
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

--------------------------------------------------------------------------------------------------------
                     S&P/
Principal            Moody's
Amount               Ratings
USD ($)              (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------
                                     Specialized Consumer Services -- 0.7%
          685,000        BB-/Ba3     Service Corp. International, 7.0%, 5/15/19             $    732,094
          500,000          B-/B3     StoneMor Operating LLC, 10.25%, 12/1/17                     473,125
                                                                                            ------------
                                                                                            $  1,205,219
                                                                                            ------------
                                     Total Consumer Services                                $  6,299,261
--------------------------------------------------------------------------------------------------------
                                     MEDIA -- 6.2%
                                     Advertising -- 1.9%
        1,100,000          NR/B3     Good Sam Enterprises LLC, 11.5%, 12/1/16               $  1,148,125
          716,000          B+/B2     MDC Partners, Inc., 11.0%, 11/1/16                          778,650
          750,000           B/B1     Sitel LLC/Sitel Finance Corp., 11.0%, 8/1/17 (144A)         735,000
          600,000        B-/Caa2     Sitel LLC/Sitel Finance Corp., 11.5%, 4/1/18                420,000
                                                                                            ------------
                                                                                            $  3,081,775
--------------------------------------------------------------------------------------------------------
                                     Broadcasting -- 2.7%
          182,676           B/B2     CCH II LLC/CCH II Capital Corp., 13.5%, 11/30/16       $    206,424
        1,139,556(d)   CCC+/Caa3     Intelsat Bermuda, Ltd., 11.5%, 2/4/17                     1,187,987
          125,000      CCC+/Caa3     Intelsat Luxembourg SA, 11.5%, 2/4/17 (144A)                129,062
  EURO    200,000           B/B1     Nara Cable Funding, 8.875%, 12/1/18 (144A)                  238,239
          200,000           B/B1     Nara Cable Funding, 8.875%, 12/1/18 (144A)                  183,000
          430,000          B-/B3     Telesat Canada, 12.5%, 11/1/17                              481,600
        1,655,000           B/B3     Townsquare Radio LLC, 9.0%, 4/1/19 (144A)                 1,704,650
  EURO    200,000          B+/B1     TVN Finance Corp II AB, 10.75%, 11/15/17 (144A)             276,622
                                                                                            ------------
                                                                                            $  4,407,584
--------------------------------------------------------------------------------------------------------
                                     Movies & Entertainment -- 1.1%
        1,710,000      CCC+/Caa1     AMC Entertainment, Inc., 9.75%, 12/1/20                $  1,667,250
          200,000          B-/B3     Production Resource Group, Inc., 8.875%,
                                     5/1/19 (144A)                                               164,500
                                                                                            ------------
                                                                                            $  1,831,750
--------------------------------------------------------------------------------------------------------
                                     Publishing -- 0.5%
          600,000        CC/Caa2     Cengage Learning Acquisitions, Inc., 10.5%,
                                     1/15/15 (144A)                                         $    478,500
          245,000        B-/Caa1     Interactive Data Corp., 10.25%, 8/1/18                      276,850
                                                                                            ------------
                                                                                            $    755,350
                                                                                            ------------
                                     Total Media                                            $ 10,076,459
--------------------------------------------------------------------------------------------------------
                                     RETAILING -- 1.3%
                                     Distributors -- 0.9%
        1,438,000          B+/B2     Minerva Overseas II, Ltd., 10.875%,
                                     11/15/19 (144A)                                        $  1,481,140
--------------------------------------------------------------------------------------------------------
                                     Internet Retail -- 0.4%
          640,000           B/B3     Ticketmaster Entertainment, Inc., 10.75%, 8/1/16       $    686,400
                                                                                            ------------
                                     Total Retailing                                        $  2,167,540
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     19

-------------------------------------------------------------------------------------------------------------
                         S&P/
Principal                Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                             Value
-------------------------------------------------------------------------------------------------------------
                                         FOOD, BEVERAGE & TOBACCO -- 4.5%
                                         Agricultural Products -- 0.7%
     1,127,000                 B+/B3     Southern States Cooperative, Inc., 11.25%,
                                         5/15/15 (144A)                                          $  1,208,708
-------------------------------------------------------------------------------------------------------------
                                         Packaged Foods & Meats -- 2.5%
EURO   200,000                 NR/B2     Agrokor DD, 9.875%, 5/1/19 (144A)                       $    268,681
       650,000                 NR/B1     Bertin, Ltd., 10.25%, 10/5/16 (144A)                         702,000
       491,000                 NR/B2     Corporacion Pesquera Inca SAC, 9.0%,
                                         2/10/17 (144A)                                               525,370
       750,000                  B/B3     FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc.,
                                         9.875%, 2/1/20 (144A)                                        701,250
       224,421(b)(d)           NR/NR     Independencia International, Ltd., 12.0%,
                                         12/30/16 (144A)                                                  224
       475,000                 B+/B1     Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                  414,437
       700,000                 B+/B1     Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)              665,000
       200,000                 B+/B2     Minerva Luxembourg SA, 12.25%, 2/10/22 (144A)                213,000
       300,000               B-/Caa1     Pilgrim's Pride Corp., 7.875%, 12/15/18                      304,500
       275,000(e)              NR/B1     SA Fabrica de Produtos Alimenticios Vigor, 9.25%,
                                         2/23/17 (144A)                                               267,025
                                                                                                 ------------
                                                                                                 $  4,061,487
-------------------------------------------------------------------------------------------------------------
                                         Tobacco -- 1.3%
     2,015,000                  B/B2     Alliance One International, Inc., 10.0%, 7/15/16        $  2,035,150
                                                                                                 ------------
                                         Total Food, Beverage & Tobacco                          $  7,305,345
-------------------------------------------------------------------------------------------------------------
                                         HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                         Personal Products -- 0.2%
       300,000                  B/B2     Revlon Consumer Products Corp, 9.75%, 11/15/15          $    323,625
                                                                                                 ------------
                                         Total Household & Personal Products                     $    323,625
-------------------------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT & SERVICES -- 5.4%
                                         Health Care Equipment & Services -- 1.0%
       750,000             CCC+/Caa2     Accellent, Inc., 10.0%, 11/1/17                         $    613,125
       875,000                 B+/B2     Physio-Control International, Inc., 9.875%,
                                         1/15/19 (144A)                                               929,687
                                                                                                 ------------
                                                                                                 $  1,542,812
-------------------------------------------------------------------------------------------------------------
                                         Health Care Facilities -- 0.5%
       600,000                 B-/B3     Kindred Healthcare, Inc., 8.25%, 6/1/19                 $    529,500
       200,000             CCC+/Caa1     USPI Finance Corp., 9.0%, 4/1/20 (144A)                      209,500
        26,000             CCC+/Caa1     Vanguard Health Systems, Inc., 2/1/16                         17,225
                                                                                                 ------------
                                                                                                 $    756,225
-------------------------------------------------------------------------------------------------------------
                                         Health Care Services -- 2.3%
       378,000               B-/Caa1     BioScrip, Inc., 10.25%, 10/1/15                         $    409,185
       476,000               CC/Caa2     Gentiva Health Services, Inc., 11.5%, 9/1/18                 443,870
       750,000             CCC+/Caa1     Rural/Metro Corp., 10.125%, 7/15/19 (144A)                   712,500

The accompanying notes are an integral part of these financial statements.

20     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

--------------------------------------------------------------------------------------------------------------
                         S&P/
Principal                Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                              Value
--------------------------------------------------------------------------------------------------------------
                                         Health Care Services -- (continued)
    250,000                CCC+/Caa1     Rural/Metro Corp., 10.125%, 7/15/19 (144A)               $    237,500
    796,459(d)               CCC+/B3     Surgical Care Affiliates, Inc., 8.875%,
                                         7/15/15 (144A)                                                808,406
  1,170,000                CCC+/Caa1     Surgical Care Affiliates, Inc., 10.0%, 7/15/17 (144A)       1,181,700
                                                                                                  ------------
                                                                                                  $  3,793,161
--------------------------------------------------------------------------------------------------------------
                                         Health Care Supplies -- 1.4%
    750,000                   B/Caa1     Bausch & Lomb, Inc., 9.875%, 11/1/15                     $    789,375
    815,000(d)                 B-/B3     Biomet, Inc., 10.375%, 10/15/17                               881,219
    500,000                  B-/Caa1     Immucor, Inc., 11.125%, 8/15/19                               560,625
                                                                                                  ------------
                                                                                                  $  2,231,219
--------------------------------------------------------------------------------------------------------------
                                         Health Care Technology -- 0.2%
    275,000                CCC+/Caa1     Emdeon, Inc., 11.0%, 12/31/19 (144A)                     $    310,750
                                                                                                  ------------
                                         Total Health Care Equipment & Services                   $  8,634,167
--------------------------------------------------------------------------------------------------------------
                                         PHARMACEUTICALS & BIOTECHNOLOGY & LIFE SCIENCES -- 1.2%
                                         Biotechnology -- 0.7%
    300,000                   B/Caa1     ConvaTec Healthcare E SA, 10.5%, 12/15/18 (144A)         $    306,750
  1,043,000                  B+/Caa2     Lantheus Medical Imaging, Inc., 9.75%, 5/15/17                912,625
                                                                                                  ------------
                                                                                                  $  1,219,375
--------------------------------------------------------------------------------------------------------------
                                         Life Sciences Tools & Services -- 0.1%
    130,297(d)                B/Caa1     Catalent Pharma Solutions, Inc., 9.5%, 4/15/15           $    134,206
--------------------------------------------------------------------------------------------------------------
                                         Pharmaceuticals -- 0.4%
  1,215,000                    NR/NR     KV Pharmaceutical Co., 12.0%, 3/15/15                    $    662,175
                                                                                                  ------------
                                         Total Pharmaceuticals & Biotechnology
                                         & Life Sciences                                          $  2,015,756
--------------------------------------------------------------------------------------------------------------
                                         BANKS -- 1.5%
                                         Diversified Banks -- 1.1%
    400,000(a)(g)            BB+/Ba3     ABN Amro North American Holding Preferred Capital
                                         Repackage Trust I, 6.523% (144A)                         $    354,000
    500,000(a)                 NR/B2     Banco Macro SA, 9.75%, 12/18/36                               365,000
    700,000(a)                NR/Ba2     Banco Macro SA, 10.75%, 6/7/12                                427,000
    525,000                     B/B2     BCO de Galicia Y Buenos Aires SA de CV, 8.75%,
                                         5/4/18 (144A)                                                 456,750
BRL 350,000                   AAA/NR     International Finance Corp., 9.25%, 3/15/13                   188,885
                                                                                                  ------------
                                                                                                  $  1,791,635
--------------------------------------------------------------------------------------------------------------
                                         Regional Banks -- 0.4%
    600,000(a)(g)           BBB/Baa3     PNC Financial Services Group, Inc., 8.25%                $    622,222
                                                                                                  ------------
                                         Total Banks                                              $  2,413,857
--------------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 1.8%
                                         Asset Management & Custody Banks -- 0.4%
    590,000(a)             BBB-/Baa3     Janus Capital Group, Inc., 6.7%, 6/15/17                 $    634,445
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     21

-------------------------------------------------------------------------------------------------------------------
                         S&P/
Principal                Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                                   Value
-------------------------------------------------------------------------------------------------------------------
                                         Consumer Finance -- 0.3%
      610,000                  NR/NR     Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)                      $    555,381
-------------------------------------------------------------------------------------------------------------------
                                         Investment Banking & Brokerage -- 0.2%
      450,000(a)(g)         BB+/Baa2     Goldman Sachs Capital II, 5.793%                              $    309,375
-------------------------------------------------------------------------------------------------------------------
                                         Multi-Sector Holdings -- 0.4%
      600,000                   B/B2     Constellation Enterprises, 10.625%, 2/1/16 (144A)             $    603,000
-------------------------------------------------------------------------------------------------------------------
                                         Other Diversified Financial Services -- 0.2%
      300,000                  BB/NR     Magnesita Finance, Ltd., 8.625%, 4/5/17 (144A)                $    297,750
-------------------------------------------------------------------------------------------------------------------
                                         Specialized Finance -- 0.3%
      425,000                  B+/B2     National Money Mart Co., 10.375%, 12/15/16                    $    477,062
                                                                                                       ------------
                                         Total Diversified Financials                                  $  2,877,013
-------------------------------------------------------------------------------------------------------------------
                                         INSURANCE -- 28.8%
                                         Insurance Brokers -- 2.3%
      250,000                CC/Caa2     Alliant Holdings I, Inc., 11.0%, 5/1/15 (144A)                $    260,938
    1,175,000              CCC+/Caa2     HUB International Holdings, Inc., 10.25%,
                                         6/15/15 (144A)                                                   1,201,437
GBP   475,000                NR/Caa1     Towergate Finance PLC, 10.5%, 2/15/19 (144A)                       663,343
      827,000(a)             CC/Caa1     U.S.I. Holdings Corp., 4.378%, 11/15/14 (144A)                     774,279
      804,000                CC/Caa2     U.S.I. Holdings Corp., 9.75%, 5/15/15 (144A)                       813,045
                                                                                                       ------------
                                                                                                       $  3,713,042
-------------------------------------------------------------------------------------------------------------------
                                         Multi-Line Insurance -- 1.1%
    1,000,000(a)             BB/Baa3     Liberty Mutual Group, Inc., 7.0%, 3/7/67 (144A)               $    900,000
      670,000(a)             BB/Baa3     Liberty Mutual Group, Inc., 10.75%, 6/15/88 (144A)                 911,200
                                                                                                       ------------
                                                                                                       $  1,811,200
-------------------------------------------------------------------------------------------------------------------
                                         Property & Casualty Insurance -- 0.1%
       80,000(a)(g)          BB+/Ba2     White Mountains Insurance Group, Ltd.,
                                         7.506% (144A)                                                 $     76,369
-------------------------------------------------------------------------------------------------------------------
                                         Reinsurance -- 25.3%
    1,000,000(a)              BB+/NR     Akibare, Ltd., 3.443%, 5/22/12 (144A)                         $    998,000
      500,000(a)              BB+/NR     Akibare, Ltd., 3.643%, 5/22/12 (144A)                              499,100
EURO  500,000(a)                B/NR     ATLAS VI Capital, Ltd., 10.283%, 4/6/13 (144A)                     667,731
EURO  500,000(a)               B-/NR     ATLAS VI Capital, Ltd., 11.043%, 4/7/14 (144A)                     671,304
    1,500,000(a)              BB+/NR     Caelus Re II, Ltd., 6.586%, 5/24/13 (144A)                       1,483,800
      500,000               BB+/Baa3     Capital One Capital V, 10.25%, 8/15/39                             521,250
      400,000(a)              NR/Ba3     Combine Re, Ltd., 10.086%, 1/7/15 (144A)                           398,760
      500,000(a)               NR/NR     Combine Re, Ltd., 17.847%, 1/7/15 (144A)                           498,400
      500,000(a)              BB-/NR     Compass Re, Ltd., 10.347%,
                                         1/8/15 - Series CL2 (144A)                                         492,450
      500,000(a)               B+/NR     Compass Re, Ltd., 11.347%,
                                         1/8/15 - Series CL3 (144A)                                         486,750
    1,000,000(a)              BB+/NR     Foundation Re III, Ltd., 5.086%, 2/25/15                           972,700
    1,000,000(a)               BB/NR     Foundation Re III, Ltd., 5.836%, 2/3/14 (144A)                     976,400

The accompanying notes are an integral part of these financial statements.

22     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

--------------------------------------------------------------------------------------------------------
                    S&P/
Principal           Moody's
Amount              Ratings
USD ($)             (unaudited)                                                             Value
--------------------------------------------------------------------------------------------------------
                                    Reinsurance -- (continued)
      750,000(a)          NR/B1     GlobeCat, Ltd., 6.468%, 1/2/13 (144A)                   $    743,625
      350,000(a)          NR/B3     GlobeCat, Ltd., 9.718%, 1/2/13 (144A)                        331,030
      500,000(a)         BB-/NR     Ibis Re, Ltd., 6.286%, 5/3/13 (144A)                         493,000
    1,000,000(a)           B/NR     Ibis Re, Ltd., 9.336%, 5/3/13 (144A)                         985,200
    1,300,000(a)          B-/NR     Ibis Re II, Ltd., 13.586%, 2/5/17 (144A)                   1,276,210
    1,000,000(a)         BB+/NR     Kibou, Ltd., 5.336%, 2/16/15 (144A)                          998,200
    1,800,000(a)          BB/NR     Lodestone Re, Ltd., 7.336%, 1/8/14 (144A)                  1,735,380
    2,000,000(a)         BB-/NR     Lodestone Re, Ltd., 8.336%, 5/17/13 (144A)                 1,979,600
    1,000,000(a)         BB-/NR     LOMA Reinsurance, Ltd., 9.988%, 12/21/14 (144A)            1,001,100
      500,000(a)           B/NR     Montana Re, Ltd., 10.225%, 12/7/12 (144A)                    484,100
    1,000,000(a)           B/NR     Montana Re, Ltd., 12.375%, 1/8/14 (144A)                     978,500
      750,000(a)        CCC+/NR     Montana Re, Ltd., 13.725%, 12/7/12 (144A)                    709,500
    2,000,000(a)          NR/NR     Montana Re, Ltd., 16.875%, 1/8/14 (144A)                   1,921,400
      250,000(a)         BB-/NR     MultiCat Mexico, Ltd., Series 2009-I Class A,
                                    10.347%, 10/19/12 (144A)                                     247,350
      250,000(a)           B/NR     MultiCat Mexico, Ltd., Series 2009-I Class B,
                                    10.347%, 10/19/12 (144A)                                     247,450
      250,000(a)           B/NR     MultiCat Mexico, Ltd., Series 2009-I Class C,
                                    10.336%, 10/19/12 (144A)                                     246,550
      250,000(a)           B/NR     MultiCat Mexico, Ltd., Series 2009-I Class D,
                                    11.597%, 10/19/12 (144A)                                     251,625
    1,500,000(a)          NR/B2     Mythen, Ltd., 11.166%, 5/7/15 (144A)                       1,500,000
    1,200,000(a)         BB-/NR     Queen Street II Capital, Ltd., 7.586%, 4/9/14 (144A)       1,165,200
    1,000,000(a)          B+/NR     Queen Street III Capital, Ltd., 4.836%,
                                    7/28/14 (144A)                                               990,400
    2,000,000(a)         BB-/NR     Queen Street IV Capital, Ltd., 7.966%, 4/9/15 (144A)       1,903,200
      250,000(a)          NR/NR     Residential Reinsurance 2010, Ltd., 7.336%,
                                    6/6/13 (144A)                                                245,025
    1,250,000(a)          NR/NR     Residential Reinsurance 2010, Ltd., 10.836%,
                                    6/6/13 (144A)                                              1,225,500
      250,000(a)          B-/NR     Residential Reinsurance 2010, Ltd., 13.097%,
                                    6/6/13 (144A)                                                250,775
    1,250,000(a)          B-/NR     Residential Reinsurance 2011, Ltd., 12.086%,
                                    12/6/16 (144A)                                             1,206,875
      500,000(a)          B-/NR     Successor X, Ltd., 9.847%, 4/4/13 (144A)                     495,500
      500,000(a)          NR/B2     Successor X, Ltd., 11.086%, 1/27/15 (144A)                   481,500
    1,500,000(a)          B-/NR     Successor X, Ltd., 11.25%, 11/10/15 (144A)                 1,435,650
    1,250,000(a)          NR/NR     Successor X, Ltd., 11.836%, 4/4/13 (144A)                  1,237,500
    2,000,000(a)          B-/NR     Successor X, Ltd., 14.992%, 1/7/14 (144A)                  1,972,200
    2,000,000(a)          NR/NR     Successor X, Ltd., 16.408%, 1/7/14 (144A)                  1,934,400
    1,000,000(a)          NR/NR     Successor X, Ltd., 16.586%, 1/27/15 (144A)                   980,500
      500,000(a)          NR/NR     Successor X, Ltd., 16.836%, 4/4/13 (144A)                    489,700
                                                                                            ------------
                                                                                            $ 40,810,390
                                                                                            ------------
                                    Total Insurance                                         $ 46,411,001
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     23

----------------------------------------------------------------------------------------------------------
                         S&P/
Principal                Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.4%
                                         Real Estate Operating Companies -- 0.3%
         33,401(a)              B/NR     Alto Palermo SA, 11.0%, 6/11/12 (144A)               $     29,393
        410,000                 B/NR     IRSA Inversiones y Representaciones SA, 8.5%,
                                         2/2/17 (144A)                                             380,890
                                                                                              ------------
                                                                                              $    410,283
----------------------------------------------------------------------------------------------------------
                                         Specialized Real Estate Investment Trusts -- 0.1%
        200,000               B+/Ba3     CNL Lifestyle Properties, Inc., 7.25%, 4/15/19       $    182,500
                                                                                              ------------
                                         Total Real Estate                                    $    592,783
----------------------------------------------------------------------------------------------------------
                                         SOFTWARE & SERVICES -- 1.2%
                                         Application Software -- 0.4%
        689,000                 B/B3     Allen Systems Group, Inc., 10.5%, 11/15/16 (144A)    $    571,870
----------------------------------------------------------------------------------------------------------
                                         Data Processing & Outsourced Services -- 0.3%
        404,000              B-/Caa1     First Data Corp., 8.25%, 1/15/21 (144A)              $    397,940
         91,000              B-/Caa1     First Data Corp., 9.875%, 9/24/15                          91,683
                                                                                              ------------
                                                                                              $    489,623
----------------------------------------------------------------------------------------------------------
                                         Systems Software -- 0.5%
        881,225(d)(f)          NR/NR     Pegasus Solutions, Inc., 13.0%, 4/15/14 (144A)       $    810,727
                                                                                              ------------
                                         Total Software & Services                            $  1,872,220
----------------------------------------------------------------------------------------------------------
                                         TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                         Computer Storage & Peripherals -- 0.3%
        415,000             BBB/Baa3     Seagate Technology International, Inc., 10.0%,
                                         5/1/14 (144A)                                        $    467,913
                                                                                              ------------
                                         Total Technology Hardware & Equipment                $    467,913
----------------------------------------------------------------------------------------------------------
                                         SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.2%
                                         Semiconductor Equipment -- 0.2%
        465,000                BB/B3     MEMC Electronic Materials, Inc., 7.75%, 4/1/19       $    370,838
                                                                                              ------------
                                         Total Semiconductors & Semiconductor Equipment       $    370,838
----------------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 2.7%
                                         Alternative Carriers -- 0.8%
        750,000               BB-/NR     PAETEC Holding Corp., 8.875%, 6/30/17                $    819,375
        350,000                NR/NR     PAETEC Holding Corp., 9.875%, 12/1/18                     396,375
                                                                                              ------------
                                                                                              $  1,215,750
----------------------------------------------------------------------------------------------------------
                                         Integrated Telecommunication Services -- 0.4%
        388,000              CCC+/B3     Cincinnati Bell, Inc., 8.75%, 3/15/18                $    363,750
        300,000               BB/Ba2     Frontier Communications Corp., 8.75%, 4/15/22             315,000
                                                                                              ------------
                                                                                              $    678,750
----------------------------------------------------------------------------------------------------------
                                         Wireless Telecommunication Services -- 1.5%
        300,000              NR/Caa1     Digicel Group, Ltd., 10.5%, 4/15/18 (144A)           $    328,860
        750,000                B+/B2     NII Capital Corp, 10.0%, 8/15/16                          840,000

The accompanying notes are an integral part of these financial statements.

24     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

--------------------------------------------------------------------------------------------------------------
                         S&P/
Principal                Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                              Value
--------------------------------------------------------------------------------------------------------------
                                         Wireless Telecommunication Services -- (continued)
      1,115,000               BB/Ba3     OJSC Vimpel Communications Via VIP Ireland, Ltd.,
                                         9.125%, 4/30/18 (144A)                                   $  1,226,500
                                                                                                  ------------
                                                                                                  $  2,395,360
                                                                                                  ------------
                                         Total Telecommunication Services                         $  4,289,860
--------------------------------------------------------------------------------------------------------------
                                         UTILITIES -- 2.1%
                                         Electric Utilities -- 0.8%
        750,000                B-/NR     Cia de Transporte de Energia Electrica de Alta Tension
                                         SA, 9.75%, 8/15/21 (144A)                                $    532,500
        419,000                NR/B3     Empresa Distribuidora Y Comercializadora Note SA,
                                         9.75%, 10/25/22 (144A)                                        236,735
        225,000              BB+/Ba1     PNM Resources, Inc., 9.25%, 5/15/15                           259,594
        240,000                CC/B2     Texas Competitive Electric Holdings LLC, 11.5%,
                                         10/1/20 (144A)                                                148,800
        510,000               C/Caa3     Texas Competitive Electric Holdings LLC,
                                         15.0%, 4/1/21                                                 145,350
                                                                                                  ------------
                                                                                                  $  1,322,979
--------------------------------------------------------------------------------------------------------------
                                         Gas Utilities -- 0.6%
      1,135,000                 B/B2     Transportadora de Gas del Sur SA, 7.875%,
                                         5/14/17 (144A)                                           $    942,050
--------------------------------------------------------------------------------------------------------------
                                         Independent Power Producers & Energy Traders -- 0.7%
        500,000              BB-/Ba3     Intergen NV, 9.0%, 6/30/17 (144A)                        $    513,125
        500,000                NR/B2     Star Energy Geothermal (Wayang Windu), Ltd., 11.5%,
                                         2/12/15 (144A)                                                549,400
                                                                                                  ------------
                                                                                                  $  1,062,525
                                                                                                  ------------
                                         Total Utilities                                          $  3,327,554
--------------------------------------------------------------------------------------------------------------
                                         TOTAL CORPORATE BONDS & NOTES
                                         (Cost $160,638,914)                                      $157,364,710
--------------------------------------------------------------------------------------------------------------
                                         CONVERTIBLE BONDS & NOTES -- 3.0% of Net Assets
                                         MATERIALS -- 0.9%
                                         Diversified Chemicals -- 0.9%
          1,900(h)             B+/NR     Hercules, Inc., 6.5%, 6/30/29                            $  1,555,625
                                                                                                  ------------
                                         Total Materials                                          $  1,555,625
--------------------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 0.2%
                                         Marine -- 0.2%
        539,999(d)(i)          NR/NR     Horizon Lines, Inc., Series A, 6.0%, 4/15/17             $    232,199
        149,999(d)(i)          NR/NR     Horizon Lines, Inc., Series B, 6.0%, 4/15/17                   64,500
                                                                                                  ------------
                                         Total Transportation                                     $    296,699
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     25

------------------------------------------------------------------------------------------------------
                     S&P/
Principal            Moody's
Amount               Ratings
USD ($)              (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                     MEDIA -- 0.4%
                                     Movies & Entertainment -- 0.4%
       659,000             B-/NR     Live Nation, Inc., 2.875%, 7/15/27                   $    632,640
                                                                                          ------------
                                     Total Media                                          $    632,640
------------------------------------------------------------------------------------------------------
                                     HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                                     Health Care Equipment & Services -- 0.7%
     1,040,000(e)          BB/NR     Hologic, Inc., 2.0%, 12/15/37                        $  1,120,600
------------------------------------------------------------------------------------------------------
                                     Health Care Facilities -- 0.3%
       405,000              B/NR     LifePoint Hospitals, Inc., 3.5%, 5/15/14             $    420,694
------------------------------------------------------------------------------------------------------
                                     Health Care Services -- 0.0%(c)
        15,000             B+/B2     Omnicare, Inc., 3.25%, 12/15/35                      $     14,325
                                                                                          ------------
                                     Total Health Care Equipment & Services               $  1,555,619
------------------------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 0.1%
                                     Asset Management & Custody Banks -- 0.1%
       120,000            BBB/NR     Apollo Investment Corp., 5.75%, 1/15/16              $    117,450
                                                                                          ------------
                                     Total Diversified Financials                         $    117,450
------------------------------------------------------------------------------------------------------
                                     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.3%
                                     Semiconductors -- 0.3%
       150,000             NR/NR     JA Solar Holdings Co., Ltd., 4.5%, 5/15/13           $    123,563
       250,000             NR/NR     Renesola, Ltd., 4.125%, 3/15/18 (144A)                    137,812
       271,000             NR/NR     Suntech Power Holdings Co., Ltd., 3.0%, 3/15/13           186,312
                                                                                          ------------
                                     Total Semiconductors & Semiconductor Equipment       $    447,687
------------------------------------------------------------------------------------------------------
                                     TELECOMMUNICATION SERVICES -- 0.1%
                                     Wireless Telecommunication Services -- 0.1%
       250,000             B-/NR     NII Holdings, Inc., 3.125%, 6/15/12                  $    250,000
                                                                                          ------------
                                     Total Telecommunication Services                     $    250,000
------------------------------------------------------------------------------------------------------
                                     TOTAL CONVERTIBLE BONDS & NOTES
                                     (Cost $4,394,132)                                    $  4,855,720
------------------------------------------------------------------------------------------------------
                                     SOVEREIGN DEBT OBLIGATIONS -- 1.3% of Net Assets
                                     Argentina -- 0.2%
       400,000              B/NR     Province of Salta Argentina, 9.5%, 3/16/22 (144A)    $    348,000
------------------------------------------------------------------------------------------------------
                                     Brazil -- 0.7%
 BRL 1,750,000          BBB/Baa2     Brazilian Government International Bond,
                                     10.25%, 1/10/28                                      $  1,090,574
------------------------------------------------------------------------------------------------------
                                     Mexico -- 0.4%
 MXN 8,870,000             A-/NR     Mexican Bonos, 7.75%, 11/13/42                       $    707,320
------------------------------------------------------------------------------------------------------
                                     TOTAL SOVEREIGN DEBT OBLIGATIONS
                                     (Cost $2,046,331)                                    $  2,145,894
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

-------------------------------------------------------------------------------------------------------
                  S&P/
Principal         Moody's
Amount            Ratings
USD ($)           (unaudited)                                                              Value
-------------------------------------------------------------------------------------------------------
                                  SENIOR FLOATING RATE LOAN INTERESTS -- 30.4%
                                  of Net Assets*
                                  ENERGY -- 0.9%
                                  Coal & Consumable Fuels -- 0.6%
      573,563           B+/B2     Preferred Proppants LLC, Term Loan B,
                                  7.5%, 12/15/16                                           $    567,827
      450,000           NR/NR     PT Bumi Resources Tbk, Term Loan, 11.241%, 8/7/13             450,000
                                                                                           ------------
                                                                                           $  1,017,827
-------------------------------------------------------------------------------------------------------
                                  Oil & Gas Equipment & Services -- 0.3%
      282,609           NR/NR     Aquilex Holdings LLC, Term Loan, 8.75%, 4/1/16           $    280,489
      181,424           B-/B2     Hudson Products Holdings, Inc., Term Loan,
                                  8.5%, 8/24/15                                                 167,817
                                                                                           ------------
                                                                                           $    448,306
                                                                                           ------------
                                  Total Energy                                             $  1,466,133
-------------------------------------------------------------------------------------------------------
                                  MATERIALS -- 2.2%
                                  Diversified Chemicals -- 0.4%
EURO   85,313          B+/Ba3     Ineos Holdings, Ltd., Facility Term Loan C1,
                                  8.0%, 12/16/14                                           $    119,086
       21,349          B+/Ba3     Ineos US Finance LLC, Senior Credit Facility Term Loan
                                  C2, 8.0%, 12/16/14                                             22,203
      195,956         BB+/Ba1     Solutia, Inc., Term Loan 1, 3.5%, 8/1/17                      196,119
      345,625           B+/B2     Univar, Inc., Term Loan B, 5.0%, 6/30/17                      346,674
                                                                                           ------------
                                                                                           $    684,082
-------------------------------------------------------------------------------------------------------
                                  Forest Products -- 0.9%
    1,500,000          B+/Ba3     Ainsworth Lumber Co., Ltd., Term Loan,
                                  5.25%, 6/26/14                                           $  1,426,875
-------------------------------------------------------------------------------------------------------
                                  Paper Products -- 0.3%
      461,513            B/B1     Exopack LLC/Cello-Foil Products, Inc., Term Loan B,
                                  6.5%, 6/4/12                                             $    461,513
-------------------------------------------------------------------------------------------------------
                                  Precious Metals & Minerals -- 0.1%
      209,250          BB-/B1     Fairmount Minerals, Ltd., Tranche B Term Loan,
                                  5.25%, 3/15/17                                           $    210,009
-------------------------------------------------------------------------------------------------------
                                  Specialty Chemicals -- 0.5%
      250,000         BB+/Ba1     Chemtura Corp., Facility Term Loan, 5.5%, 8/29/16        $    252,344
      347,751         BB+/Ba1     Huntsman International LLC, Extended Term Loan B,
                                  2.85%, 4/19/17                                                346,136
      200,000          BB-/B1     Taminco Global Chemical Corp., Dollar Term Loan,
                                  6.25%, 2/15/19                                                202,375
                                                                                           ------------
                                                                                           $    800,855
                                                                                           ------------
                                  Total Materials                                          $  3,583,334
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     27

--------------------------------------------------------------------------------------------------
               S&P/
Principal      Moody's
Amount         Ratings
USD ($)        (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 2.5%
                               Aerospace & Defense -- 1.6%
  897,813            B+/B3     API Technologies Corp., Term Loan, 8.75%, 6/1/16       $    897,813
  605,843             B/B2     DAE Aviation Holdings, Inc., Tranche B-1 Term Loan,
                               5.47%, 7/31/14                                              605,843
  239,054           BB-/B1     Hunter Defense Technologies, Inc., Term Loan,
                               6.49%, 8/22/14                                              212,758
  577,581             B/B2     Standard Aero, Ltd., Tranche B-2 Term Loan,
                               5.47%, 7/31/14                                              577,581
  326,945           BB-/B1     TASC, Inc., New Tranche B Term Loan,
                               4.5%, 12/18/15                                              325,310
                                                                                      ------------
                                                                                      $  2,619,305
--------------------------------------------------------------------------------------------------
                               Building Products -- 0.6%
1,047,188            B+/B1     Goodman Global, Inc., First Lien Initial Term Loan,
                               5.75%, 10/28/16                                        $  1,055,789
--------------------------------------------------------------------------------------------------
                               Construction & Farm Machinery & Heavy Trucks -- 0.3%
  415,000           BB/Ba2     Manitowoc Co., Inc., Term Loan B, 4.25%, 11/13/17      $    415,519
                                                                                      ------------
                               Total Capital Goods                                    $  4,090,613
--------------------------------------------------------------------------------------------------
                               COMMERCIAL & PROFESSIONAL SERVICES -- 1.5%
                               Commercial Printing -- 0.1%
  204,671          BB-/Ba3     Cenveo Corp., Facility Term Loan B, 6.25%, 12/21/16    $    205,406
--------------------------------------------------------------------------------------------------
                               Environmental & Facilities Services -- 1.3%
  780,420            B+/B1     Brickman Group Holdings, Inc., Tranche B Term Loan,
                               7.25%, 10/14/16                                        $    789,688
1,071,189          B-/Caa1     Synagro Technologies, Inc., First Lien Term Loan,
                               2.25%, 4/2/14                                               972,104
  295,150            B+/B1     Waste Industries USA Inc., Term Loan B,
                               4.5%, 3/17/17                                               295,150
                                                                                      ------------
                                                                                      $  2,056,942
--------------------------------------------------------------------------------------------------
                               Security & Alarm Services -- 0.1%
  208,431            B+/B1     Protection One, Inc., Term Loan 2012,
                               5.75%, 3/21/19                                         $    208,165
                                                                                      ------------
                               Total Commercial & Professional Services               $  2,470,513
--------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 1.0%
                               Air Freight & Logistics -- 0.8%
  439,482            NR/NR     Ceva Group Plc, Dollar Tranche B Pre-Funded LC Loan,
                               3.7%, 8/31/16                                          $    415,310
  919,588           NR/Ba3     Ceva Group Plc, US Tranche B Term Loan,
                               5.47%, 8/31/16                                              869,011
                                                                                      ------------
                                                                                      $  1,284,321
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

---------------------------------------------------------------------------------------------------
               S&P/
Principal      Moody's
Amount         Ratings
USD ($)        (unaudited)                                                             Value
---------------------------------------------------------------------------------------------------
                               Airlines -- 0.2%
  272,250          BB-/Ba2     Delta Air Lines, Inc., 2009 Term Loan, 4.25%, 3/7/16    $    267,486
                                                                                       ------------
                               Total Transportation                                    $  1,551,807
---------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 1.9%
                               Auto Parts & Equipment -- 0.6%
  139,096           B+/Ba3     Federal-Mogul Corp., Tranche B Term Loan,
                               2.178%, 12/29/14                                        $    134,931
   70,968           B+/Ba3     Federal-Mogul Corp., Tranche C Term Loan,
                               2.178%, 12/28/15                                              68,843
  158,400            B+/NR     Metaldyne LLC, Term Loan, 5.25%, 5/18/17                     159,390
  285,000            NR/NR     TI Group Automotive Systems LLC, Term Loan,
                               6.75%, 3/14/18                                               286,425
  224,183           BB/Ba2     Tomkins LLC/Tomkins, Inc., Term Loan B-1,
                               4.25%, 9/29/16                                               225,236
  143,188           B+/Ba2     UCI International, Inc., Term Loan, 5.5%, 7/26/17            143,903
                                                                                       ------------
                                                                                       $  1,018,728
---------------------------------------------------------------------------------------------------
                               Automobile Manufacturers -- 0.9%
1,488,750           BB/Ba2     Chrysler Group LLC, Tranche B Term Loan,
                               6.0%, 5/24/17                                           $  1,518,723
---------------------------------------------------------------------------------------------------
                               Tires & Rubber -- 0.4%
  575,000           BB/Ba1     Goodyear Tire & Rubber Co., Second Lien Term Loan,
                               4.75%, 4/30/19                                          $    567,633
                                                                                       ------------
                               Total Automobiles & Components                          $  3,105,084
---------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES & APPAREL -- 0.4%
                               Housewares & Specialties -- 0.1%
  215,451           BB/Ba3     Reynolds Group Holdings, Inc., Tranche B Term Loan,
                               6.5%, 2/9/18                                            $    218,818
---------------------------------------------------------------------------------------------------
                               Leisure Products -- 0.3%
  410,904           B+/Ba3     SRAM LLC, First Lien Term Loan, 4.75%, 6/7/18           $    416,811
                                                                                       ------------
                               Total Consumer Durables & Apparel                       $    635,629
---------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.6%
                               Restaurants -- 0.3%
  555,000            NR/NR     NPC International, Inc., Term Loan 2012,
                               5.25%, 12/28/18                                         $    559,162
---------------------------------------------------------------------------------------------------
                               Specialized Consumer Services -- 0.3%
  437,531            B+/B1     Wash MultiFamily Laundry Systems LLC, Term Loan,
                               7.0%, 8/28/14                                           $    436,438
                                                                                       ------------
                               Total Consumer Services                                 $    995,600
---------------------------------------------------------------------------------------------------
                               MEDIA -- 2.2%
                               Advertising -- 0.6%
  980,021           B+/Ba3     Affinion Group, Inc., Tranche B Term Loan,
                               5.0%, 7/16/15                                           $    933,470
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     29

----------------------------------------------------------------------------------------------------------
                      S&P/
Principal             Moody's
Amount                Ratings
USD ($)               (unaudited)                                                             Value
----------------------------------------------------------------------------------------------------------
                                      Broadcasting -- 0.9%
        432,717           BB/Caa2     FoxCo Acquisition Sub LLC, Replacement Term Loan,
                                      4.75%, 7/14/15                                          $    434,746
        404,958           BB-/Ba3     TWCC Holding Corp., Term Loan, 4.25%, 2/13/17                407,336
        590,050             B+/B2     Univision Communications, Inc., Extended First Lien
                                      Term Loan, 4.489%, 3/31/17                                   551,881
                                                                                              ------------
                                                                                              $  1,393,963
----------------------------------------------------------------------------------------------------------
                                      Cable & Satellite -- 0.3%
        546,793(f)          B-/B1     WideOpenWest Finance LLC, Series A Term Loan,
                                      6.741%, 6/30/14                                         $    548,160
----------------------------------------------------------------------------------------------------------
                                      Movies & Entertainment -- 0.4%
        169,147            NR/Ba1     Cinedigm Digital Funding I LLC, Term Loan,
                                      5.25%, 4/29/16                                          $    168,830
        588,133              B/B3     Lodgenet Interactive Corp., Closing Date Term Loan,
                                      6.5%, 4/4/14                                                 535,201
                                                                                              ------------
                                                                                              $    704,031
                                                                                              ------------
                                      Total Media                                             $  3,579,624
----------------------------------------------------------------------------------------------------------
                                      RETAILING -- 1.4%
                                      Automotive Retail -- 0.5%
        247,500           BB+/Ba3     Autotrader.com, Inc., Tranche B-1 Term Loan,
                                      4.0%, 12/15/16                                          $    247,861
        398,000             NR/B1     Stackpole Powertrain International ULC, Term Loan,
                                      7.5%, 8/2/17                                                 400,985
        247,500             NR/NR     Towerco Finance LLC, New Term Loan, 4.5%, 2/2/17             249,047
                                                                                              ------------
                                                                                              $    897,893
----------------------------------------------------------------------------------------------------------
                                      Specialty Stores -- 0.9%
        511,380             B+/NR     Savers, Inc., New Term Loan, 4.25%, 3/4/17              $    515,215
        893,250              B/B2     Targus Group International, Inc., Term Loan,
                                      11.0%, 5/24/16                                               891,017
                                                                                              ------------
                                                                                              $  1,406,232
                                                                                              ------------
                                      Total Retailing                                         $  2,304,125
----------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 0.5%
                                      Packaged Foods & Meats -- 0.5%
        248,125              B/NR     Del Monte Foods Co., Initial Term Loan, 4.5%, 3/8/18    $    246,729
        500,000            BB-/B2     Pierre Foods, Inc., Second Lien Term Loan,
                                      11.25%, 9/29/17                                              501,875
                                                                                              ------------
                                      Total Food, Beverage & Tobacco                          $    748,604
----------------------------------------------------------------------------------------------------------
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                                      Personal Products -- 0.5%
        275,000             B/Ba3     Monitronics International, Inc., Term Loan,
                                      5.5%, 3/23/18                                           $    277,578
        215,357           BB-/Ba3     NBTY, Inc., Term Loan B-1, 4.25%, 10/2/17                    215,963

The accompanying notes are an integral part of these financial statements.

30     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

----------------------------------------------------------------------------------------------------
               S&P/
Principal      Moody's
Amount         Ratings
USD ($)        (unaudited)                                                              Value
----------------------------------------------------------------------------------------------------
                               Personal Products -- (continued)
  245,644          BB-/Ba3     Revlon Consumer Products Corp., Term Loan B,
                               4.75%, 11/19/17                                          $    246,143
                                                                                        ------------
                               Total Household & Personal Products                      $    739,684
----------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 5.0%
                               Health Care Equipment -- 0.2%
  244,388          BB-/Ba2     Kinetic Concepts, Inc., Dollar Term Loan B-1,
                               7.0%, 5/4/18                                             $    249,886
----------------------------------------------------------------------------------------------------
                               Health Care Facilities -- 1.1%
  355,469             B/B1     Ardent Medical Services, Inc., Term Loan,
                               6.5%, 9/15/15                                            $    356,802
  983,916           BB/Ba3     CHS/Community Health Systems, Inc., Extended Term
                               Loan, 3.97%, 1/25/17                                          973,989
  198,040           BB/Ba3     HCA, Inc., Tranche B-2 Term Loan, 3.72%, 3/31/17              195,373
   82,579           BB/Ba3     HCA, Inc., Tranche B-3 Term Loan, 3.489%, 5/1/18               81,340
  180,556          BB-/Ba1     Sun Healthcare Group, Inc., Term Loan,
                               8.75%, 10/18/16                                               177,847
                                                                                        ------------
                                                                                        $  1,785,351
----------------------------------------------------------------------------------------------------
                               Health Care Services -- 2.9%
  442,708            NR/NR     AccentCare, Inc., Term Loan, 6.5%, 12/22/16              $    403,972
1,317,180          BB-/Ba3     Catalent Pharma Solutions, Inc., Extended Dollar Term
                               Loan 1, 4.239%, 9/15/16                                     1,319,649
  345,706             B/B1     Gentiva Health Services, Inc., Term Loan B1,
                               6.5%, 8/17/16                                                 329,717
  634,922          BB-/Ba3     Inventiv Health, Inc., Consolidated Term Loan,
                               6.5%, 8/4/16                                                  602,382
  405,900            B+/B1     National Mentor Holdings, Inc., Tranche B Term Loan,
                               7.0%, 2/9/17                                                  403,025
  252,901             B/B2     National Specialty Hospitals, Inc., Initial Term Loan,
                               8.25%, 2/3/17                                                 241,520
   25,510             B/NR     Physician Oncology Services LP, Delayed Draw Term
                               Loan, 6.25%, 1/31/17                                           24,617
  209,980             B/B2     Physician Oncology Services LP, Effective Date Term
                               Loan, 6.25%, 1/31/17                                          202,631
  326,146            NR/B1     Prime Healthcare Services, Inc., Term Loan B,
                               7.5%, 4/28/15                                                 324,515
  347,375            B/Ba3     Valitas Health Services, Inc., Term Loan B,
                               5.75%, 6/2/17                                                 347,809
  496,250            NR/NR     Virtual Radiologic Corp., Term Loan B,
                               7.25%, 12/22/16                                               461,513
                                                                                        ------------
                                                                                        $  4,661,350
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     31

----------------------------------------------------------------------------------------------------
               S&P/
Principal      Moody's
Amount         Ratings
USD ($)        (unaudited)                                                              Value
----------------------------------------------------------------------------------------------------
                               Health Care Supplies -- 0.5%
   242,550         BB-/Ba3     Alere, Inc., Term Loan B, 4.75%, 6/30/17                 $    242,600
   111,255           B+/B1     Bausch & Lomb, Inc., Delayed Draw Term Loan,
                               3.489%, 4/24/15                                               111,315
   455,322           B+/B1     Bausch & Lomb, Inc., Parent Term Loan,
                               3.72%, 4/24/15                                                455,567
                                                                                        ------------
                                                                                        $    809,482
----------------------------------------------------------------------------------------------------
                               Health Care Technology -- 0.3%
   245,004          BB/Ba3     IMS Health, Inc., Tranche B Dollar Term Loan,
                               4.5%, 8/26/17                                            $    246,333
   375,000            B/B2     Medical Card System, Inc., Term Loan,
                               12.0%, 9/17/15                                                309,375
                                                                                        ------------
                                                                                        $    555,708
                                                                                        ------------
                               Total Health Care Equipment & Services                   $  8,061,777
----------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS & BIOTECHNOLOGY & LIFE SCIENCES -- 1.4%
                               Biotechnology -- 1.4%
   690,000          B/Caa1     Alkermes, Inc., Second Lien Term Loan,
                               9.5%, 9/16/18                                            $    710,700
   493,750           BB/B2     Aptalis Pharma, Inc., Term Loan B-1, 5.5%, 2/10/17            489,584
   216,103        BBB-/Ba3     Warner Chilcott Co. LLC, Term Loan B-2,
                               4.25%, 3/15/18                                                216,981
   432,206        BBB-/Ba3     Warner Chilcott Corp., Term Loan B-1,
                               4.25%, 3/15/18                                                433,962
   297,141        BBB-/Ba3     WC Luxco S.a.r.l., Term Loan B-3, 4.25%, 3/15/18              298,349
                                                                                        ------------
                               Total Pharmaceuticals & Biotechnology
                               & Life Sciences                                          $  2,149,576
----------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.9%
                               Other Diversified Financial Services -- 0.4%
   147,789           B-/B2     BNY ConvergEX Group LLC, Second Lien (EZE) Term
                               Loan, 8.75%, 12/18/17                                    $    146,773
   352,211           B-/B2     BNY ConvergEX Group LLC, Second Lien (TOP) Term
                               Loan, 8.75%, 12/18/17                                         349,789
    72,253           NR/NR     Long Haul Holdings, Ltd., Facility Term Loan A,
                               0.0%, 4/22/13                                                  67,918
    57,668           NR/NR     PT Bakrie & Brothers Tbk, Facility Term Loan B,
                               0.0%, 4/22/13                                                  54,208
                                                                                        ------------
                                                                                        $    618,688
----------------------------------------------------------------------------------------------------
                               Specialized Finance -- 0.5%
   680,000           B/Ba3     Expert Global Solutions, Inc., First Lien Advance Term
                               Loan B, 9.0%, 4/3/18                                     $    678,130
   213,423         BBB/Ba1     MSCI, Inc., Term Loan B-1, 3.5%, 3/14/17                      213,588
                                                                                        ------------
                                                                                        $    891,718
                                                                                        ------------
                               Total Diversified Financials                             $  1,510,406
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

---------------------------------------------------------------------------------------------------
               S&P/
Principal      Moody's
Amount         Ratings
USD ($)        (unaudited)                                                             Value
---------------------------------------------------------------------------------------------------
                               INSURANCE -- 3.6%
                               Insurance Brokers -- 2.5%
1,368,444            B-/B2     Alliant Holdings I, Inc., Term Loan, 3.47%, 8/17/14     $  1,371,671
  125,899            B+/B1     HUB International, Ltd., 2014 Delayed Draw Term
                               Loan, 4.97%, 6/13/14                                         125,688
  560,066            B+/B1     HUB International, Ltd., 2014 Initial Term Loan,
                               4.97%, 6/13/14                                               558,137
   97,500             B/B1     U.S.I. Holdings Corp., New Series C Term Loan,
                               7.0%, 5/5/14                                                  98,351
1,905,000             B/B1     U.S.I. Holdings Corp., Tranche B Term Loan,
                               2.74%, 5/5/14                                              1,874,838
                                                                                       ------------
                                                                                       $  4,028,685
---------------------------------------------------------------------------------------------------
                               Multi-Line Insurance -- 1.1%
  783,179             B/B1     AmWins Group, Inc., Initial Term Loan, 4.49%, 6/8/13    $    782,690
1,000,000        CCC+/Caa1     AmWins Group, Inc., Second Lien Initial Term Loan,
                               5.74%, 6/9/14                                                982,500
                                                                                       ------------
                                                                                       $  1,765,190
                                                                                       ------------
                               Total Insurance                                         $  5,793,875
---------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.1%
                               Real Estate Development -- 0.1%
  217,727            B-/B1     Ozburn-Hessey Holding Co. LLC, First Lien Term Loan,
                               8.25%, 4/8/16                                           $    192,144
                                                                                       ------------
                               Total Real Estate                                       $    192,144
---------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 2.2%
                               Application Software -- 1.2%
  474,069          BB-/Ba2     Allen Systems Group, Inc., Term Loan B,
                               6.5%, 11/20/15                                          $    466,958
  957,162         BB+/Baa3     Nuance Communications, Inc., Term Loan C,
                               3.24%, 3/31/16                                               957,959
  500,000        CCC+/Caa1     Vertafore, Inc., Second Lien Term Loan,
                               9.75%, 10/27/17                                              505,000
                                                                                       ------------
                                                                                       $  1,929,917
---------------------------------------------------------------------------------------------------
                               Data Processing & Outsourced Services -- 0.1%
  214,286            NR/NR     Vantiv LLC, Tranche B Term Loan, 3.75%, 3/27/19         $    214,286
---------------------------------------------------------------------------------------------------
                               IT Consulting & Other Services -- 0.9%
1,347,567            BB/NR     SunGard Data Systems, Inc., Tranche C Term Loan,
                               3.991%, 2/28/17                                         $  1,353,884
                                                                                       ------------
                               Total Software & Services                               $  3,498,087
---------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                               Communications Equipment -- 0.2%
  244,383            NR/NR     Commscope, Inc., Tranche 1 Term Loan,
                               4.25%, 1/14/18                                          $    245,144
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     33

---------------------------------------------------------------------------------------------------
               S&P/
Principal      Moody's
Amount         Ratings
USD ($)        (unaudited)                                                             Value
---------------------------------------------------------------------------------------------------
                               Electronic Equipment & Instruments -- 0.3%
  489,835             B/B2     Scitor Corp., Term Loan, 5.0%, 2/15/17                  $    479,426
                                                                                       ------------
                               Total Technology Hardware & Equipment                   $    724,570
---------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.9%
                               Semiconductor Equipment -- 0.9%
  633,741           BB-/B1     Aeroflex, Inc., Tranche B Term Loan, 4.25%, 5/9/18      $    632,553
  765,247             B/B1     Freescale Semiconductor, Inc., Tranche B-1 Term Loan,
                               4.491%, 12/1/16                                              752,080
                                                                                       ------------
                               Total Semiconductors & Semiconductor Equipment          $  1,384,633
---------------------------------------------------------------------------------------------------
                               UTILITIES -- 0.2%
                               Electric Utilities -- 0.2%
  629,720           CCC/B2     Texas Competitive Electric Holdings Co. LLC, 2017
                               Term Loan, 4.741%, 10/10/17                             $    349,809
                                                                                       ------------
                               Total Utilities                                         $    349,809
---------------------------------------------------------------------------------------------------
                               TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                               (Cost $49,211,116)                                      $ 48,935,627
---------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------
                                     COMMON STOCKS -- 0.5% of Net Assets
                                     ENERGY -- 0.1%
                                     Oil & Gas Drilling -- 0.0%(c)
             1,109(j)                Rowan Companies, Inc.                           $     38,294
-------------------------------------------------------------------------------------------------
                                     Oil & Gas Equipment & Services -- 0.1%
            19,571(j)                Sevan Marine ASA                                $     46,464
                                                                                     ------------
                                     Total Energy                                    $     84,758
-------------------------------------------------------------------------------------------------
                                     MATERIALS -- 0.2%
                                     Commodity Chemicals -- 0.1%
             2,459(j)                Georgia Gulf Corp.                              $     87,171
               551                   Lyondell Basell Industries NV, Class A                23,021
                                                                                     ------------
                                                                                     $    110,192
-------------------------------------------------------------------------------------------------
                                     Diversified Metals & Mining -- 0.1%
           371,096(f)(i)(j)          Blaze Recycling and Metals LLC Class A Units    $    244,923
-------------------------------------------------------------------------------------------------
                                     Forest Products -- 0.0%(c)
            13,963(j)                Ainsworth Lumber Co., Ltd.                      $     17,667
                                                                                     ------------
                                     Total Materials                                 $    372,782
-------------------------------------------------------------------------------------------------
                                     TRANSPORTATION -- 0.0%(c)
                                     Marine -- 0.0%(c)
            14,207                   Horizon Lines, Inc., Class A                    $     37,791
                                                                                     ------------
                                     Total Transportation                            $     37,791
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

---------------------------------------------------------------------------------------------
 Shares                                                                           Value
---------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 0.2%
                               Auto Parts & Equipment -- 0.2%
          5,787                Lear Corp.                                        $    240,161
                                                                                 ------------
                               Total Automobiles & Components                    $    240,161
---------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.0%(c)
                               Other Diversified Financial Services -- 0.0%(c)
            731(j)             BTA Bank JSC (G.D.R.) (144A)                      $      1,608
                                                                                 ------------
                               Total Diversified Financials                      $      1,608
---------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.0%(c)
                               Systems Software -- 0.0%(c)
          2,114(f)(j)          Perseus Holding Corp.                             $      5,285
                                                                                 ------------
                               Total Software & Services                         $      5,285
---------------------------------------------------------------------------------------------
                               TOTAL COMMON STOCKS
                               (Cost $868,506)                                   $    742,385
---------------------------------------------------------------------------------------------
                               CONVERTIBLE PREFERRED STOCK -- 0.3% of Net Assets
                               DIVERSIFIED FINANCIALS -- 0.3%
                               Other Diversified Financial Services -- 0.3%
            470                Bank of America Corp., 7.25%                      $    457,310
                                                                                 ------------
                               Total Diversified Financials                      $    457,310
---------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE PREFERRED STOCKS
                               (Cost $382,900)                                   $    457,310
---------------------------------------------------------------------------------------------
                               PREFERRED STOCKS -- 0.6% of Net Assets
                               DIVERSIFIED FINANCIALS -- 0.6%
                               Other Diversified Financial Services -- 0.6%
         40,675                GMAC Capital Trust I, 8.125%, Series 2            $    974,166
                                                                                 ------------
                               Total Diversified Financials                      $    974,166
---------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.0%(c)
                               Systems Software -- 0.0%(c)
          1,110(f)(j)          Perseus Holding Corp., 14.0% (144A)               $     19,425
                                                                                 ------------
                               Total Software & Services                         $     19,425
---------------------------------------------------------------------------------------------
                               TOTAL PREFERRED STOCKS
                               (Cost $933,996)                                   $    993,591
---------------------------------------------------------------------------------------------
                               RIGHTS/WARRANTS -- 0.0% of Net Assets(c)
                               REAL ESTATE -- 0.0%(c)
                               Real Estate Development -- 0.0%(c)
        750,000(f)(j)          Neo-China Group Holdings, Ltd., Expires
                               7/22/12 (144A)                                    $        967
                                                                                 ------------
                               Total Real Estate                                 $        967
---------------------------------------------------------------------------------------------
                               TOTAL RIGHTS/WARRANTS
                               (Cost $17,012)                                    $        967
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     35

-------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                        Value
-------------------------------------------------------------------------------------------
                         TEMPORARY CASH INVESTMENT -- 2.1% of Net Assets
                         Repurchase Agreements -- 2.1%
 3,440,000     NR/NR     JPMorgan, Inc., 0.2%, dated 4/30/12, repurchase
                         price of $3,440,000 plus accrued interest on 5/1/12
                         collateralized by $3,508,802 Federal National
                         Mortgage Association (ARM),
                         2.191 - 5.904%, 11/1/35 - 8/1/45                      $  3,440,000
-------------------------------------------------------------------------------------------
                         TOTAL REPURCHASE AGREEMENTS
                         (Cost $3,440,000)                                     $  3,440,000
-------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN SECURITIES -- 138.2%
                         (Cost $226,329,070)(k)                                $222,749,923
-------------------------------------------------------------------------------------------
                         OTHER ASSETS AND LIABILITIES -- (38.2)%               $(61,604,368)
-------------------------------------------------------------------------------------------
                         NET ASSETS APPLICABLE TO COMMON
                         SHAREOWNERS -- 100.0%                                 $161,145,555
===========================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2012, the value of these securities amounted to $107,946,669 or 67.0% of total net assets applicable to common shareowners.

* Senior floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate at April 30, 2012.

(a)    Floating rate note. The ratio shown is the coupon rate at April 30, 2012.

(b)    Security is in default and is non-income producing.

(c)    Amount rounds to less than 0.05%.

(d) Payment-in-Kind (PIK) security which may pay interest in the form of additional principal.

(e) Debt obligation initially issued at one coupon which converts to another coupon at a specific date. The rate shown is the rate at April 30, 2012.

(f) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $3,467,783. The aggregate fair value of $1,776,856 represents 1.1% of the total net assets applicable to common shareowners.

(g)    Security is perpetual in nature and has no stated maturity date.

(h)    Security is priced as a unit.

(i) Security is valued using fair value methods (other than prices supplied by independent pricing services). (See Note 1A)

(j)    Non-income producing.

The accompanying notes are an integral part of these financial statements.

36     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

(k) At April 30, 2012, the net unrealized loss on investments based on cost for federal income tax purposes of $226,923,915 was as follows:

         Aggregate gross unrealized gain in which there is an excess of value over
           tax cost                                                                   $ 8,657,287
         Aggregate gross unrealized loss in which there is an excess of tax cost
           over value                                                                 (12,831,279)
                                                                                      -----------
         Net unrealized loss                                                          $(4,173,992)
                                                                                      ===========

For financial reporting purposes net unrealized loss on investments was $3,579,147 and cost of investments aggregated $226,329,070.

Purchases and sales of securities (excluding temporary cash investments) for the year ended April 30, 2012 aggregated $61,222,963 and $53,847,023, respectively.

Glossary of Terms:

LC     LC -- Letter of Credit
NR     Security not rated by S&P or Moody's
(G.D.R.) Global Depository Receipt

Principal amounts are denominated in U.S. dollars unless otherwise noted.

BRL    -- Brazilian Real
EURO   -- Euro
GBP    -- British Pound
MXN    -- Mexican Peso
NOK    -- Norwegian Krone

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     37

The following is a summary of the inputs used as of April 30, 2012, in valuing the Trust's investments:

----------------------------------------------------------------------------------------------------
                                         Level 1         Level 2           Level 3      Total
----------------------------------------------------------------------------------------------------
 Asset backed securities                 $       --      $  2,042,491      $     --     $  2,042,491
 Collateralized mortgage obligations             --         1,221,819            --        1,221,819
 Commercial mortgage-backed
 securities                                      --           549,409            --          549,409
 Corporate bonds & notes                         --       157,364,710            --      157,364,710
 Convertible bonds & notes (marine)              --                --       296,699          296,699
 Convertible bonds & notes (other
 industries)                                     --         4,559,021            --        4,559,021
 Sovereign debt obligations                      --         2,145,894            --        2,145,894
 Senior floating rate loan interests             --        48,935,627            --       48,935,627
 Common stocks (diversified metals
 & mining)                                       --                --       244,923          244,923
 Common stocks (other industries)           165,650           331,812            --          497,462
 Convertible preferred stock                457,310                --            --          457,310
 Preferred stock                            974,166            19,425            --          993,591
 Rights/Warrants                                 --               967            --              967
 Repurchase agreements                           --         3,440,000            --        3,440,000
----------------------------------------------------------------------------------------------------
 Total                                   $1,597,126      $220,611,175      $541,622     $222,749,923
====================================================================================================
 Other Financial Instruments*            $       --      $    (33,120)     $     --     $    (33,120)
====================================================================================================

* Other financial instruments include net unrealized depreciation on forward foreign currency contracts and net unrealized depreciation on an unfunded corporate loan.

The following is a reconciliation of assets valued using significant unobservable inputs (level 3):

--------------------------------------------------------------------------------------------------------
                                                  Change in                         Transfer
                         Balance    Realized      unrealized          Net           in and      Balance
                         as of      gain          appreciation        purchases     out of      as of
                         4/30/11    (loss)(1)     (depreciation)(2)   (sales)       Level 3**   4/30/12
--------------------------------------------------------------------------------------------------------
Convertible bonds
& notes (marine)         $     --   $     --      $ (432,894)         $  729,593    $--         $296,699
Common stocks
(diversified metals
& mining)                 256,056         --         (11,133)                 --     --          244,923
Common stocks (steel)     105,430    142,377          11,614            (259,421)    --               --
--------------------------------------------------------------------------------------------------------
Ending balance           $361,486   $142,377      $ (432,413)         $  470,172    $--         $541,622
========================================================================================================

** Transfers are calculated on the beginning of period values.

1  Realized gain (loss) on these securities is included in the realized gain
   (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on the securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at 4/30/12: $(444,027).

The accompanying notes are an integral part of these financial statements.

38     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

Statement of Assets and Liabilities | 4/30/12 (Consolidated)

ASSETS:
  Investments in securities, at value (cost $226,329,070)                $222,749,923
  Cash                                                                      2,730,718
  Foreign currencies, at value (cost $2,774,217)                            2,772,923
  Receivables --
   Investment securities sold                                               1,362,793
   Interest and foreign tax reclaim receivable                              4,027,167
   Forward foreign currency portfolio hedge contracts                           1,802
   Prepaid expenses                                                            13,365
-------------------------------------------------------------------------------------
     Total assets                                                        $233,658,691
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Notes payable                                                         $ 69,000,000
   Investment securities purchased                                          1,744,058
   Forward foreign currency portfolio hedge contracts                          33,631
   Dividends to shareowners                                                 1,321,798
  Depreciation on unfunded loan commitment                                      1,291
  Unamortized facility fees                                                       714
  Due to affiliates                                                           217,487
  Accrued interest expense                                                     63,434
  Accrued expenses                                                            130,723
-------------------------------------------------------------------------------------
     Total liabilities                                                   $ 72,513,136
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $193,215,894
  Distribution in excess of investment income                                (196,572)
  Accumulated net realized loss on investments and foreign currency
   transactions                                                           (28,258,866)
  Net unrealized loss on investments and unfunded loan commitment          (3,580,438)
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                   (34,463)
-------------------------------------------------------------------------------------
     Net assets applicable to shareowners                                $161,145,555
=====================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Based on $161,145,555/8,261,236 shares                                 $      19.51
=====================================================================================

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     39

Statement of Operations (Consolidated)

For the Year Ended 4/30/12

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $880)                          $ 20,331,805
  Dividend income (net of foreign taxes withheld of $438)                         39,601
  Facility and other fees                                                        226,556
  Income from securities loaned, net                                              22,064
---------------------------------------------------------------------------------------------------------
     Total investment income                                                                 $ 20,620,026
---------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $  1,957,337
  Administrative reimbursements                                                  216,418
  Transfer agent fees and expenses                                                12,600
  Shareowner communication expenses                                                1,483
  Commitment fees                                                                  9,742
  Custodian fees                                                                  23,919
  Registration fees                                                               17,500
  Professional fees                                                               73,865
  Printing expenses                                                               21,877
  Trustees' fees                                                                   7,629
  Pricing fee                                                                     25,322
  Miscellaneous                                                                   20,793
---------------------------------------------------------------------------------------------------------
   Net operating expenses                                                                    $  2,388,485
---------------------------------------------------------------------------------------------------------
     Interest expense                                                                        $    902,237
---------------------------------------------------------------------------------------------------------
   Net operating expenses and interest expense                                               $  3,290,722
---------------------------------------------------------------------------------------------------------
     Net investment income                                                                   $ 17,329,304
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                              $ (4,216,174)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                           248,061     $ (3,968,113)
---------------------------------------------------------------------------------------------------------
  Change in unrealized gain (loss) on:
   Investments                                                              $ (9,382,509)
   Unfunded loan commitments                                                       4,951
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                          (226,925)    $ (9,604,483)
---------------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                                  $(13,572,596)
---------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                       $  3,756,708
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

40     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

Statement of Changes in Net Assets (Consolidated)

-------------------------------------------------------------------------------------------------
                                                                 Year Ended          Year Ended
                                                                 4/30/12             4/30/11
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $ 17,329,304        $ 16,650,754
Net realized gain (loss) on investments and foreign currency
  transactions                                                     (3,968,113)            148,729
Change in net unrealized gain (loss) on investments, unfunded
  loan commitments and foreign currency transactions               (9,604,483)          5,934,238
-------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations          $  3,756,708        $ 22,733,721
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS FROM:
Net investment income ($1.96 and $1.92 per share,
  respectively)                                                  $(16,161,281)       $(15,772,901)
-------------------------------------------------------------------------------------------------
   Total distributions to shareowners                            $(16,161,281)       $(15,772,901)
-------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                    $    668,357        $    639,838
-------------------------------------------------------------------------------------------------
   Net increase in net assets from Trust share transactions      $    668,357        $    639,838
-------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                         $(11,736,216)       $  7,600,658
NET ASSETS:
Beginning of year                                                $172,881,771        $165,281,113
-------------------------------------------------------------------------------------------------
End of year                                                      $161,145,555        $172,881,771
-------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                 $   (196,572)       $ (1,515,690)
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     41

Statement of Cash Flows (Consolidated)

For the Year Ended April 30, 2012

Cash Flows From Operating Activities
   Net investment income                                      $  17,329,304
---------------------------------------------------------------------------
Adjustment to Reconcile Net Investment Income to Net Cash
and Foreign Currency From Operating Activities
  Purchase of investment securities                           $(613,203,743)
  Proceeds from disposition of investment securities            611,431,071
  Decrease in receivable for investments sold                        67,721
  Decrease in interest and foreign tax reclaim receivable            77,560
  Increase in prepaid expenses                                         (937)
  Decrease in other assets                                           81,780
  Decrease in accrued interest payable                              (86,896)
  Decrease in payable for investments purchased                    (746,722)
  Decrease in accrued expenses                                     (168,056)
  Decrease in other liabilities                                     (33,272)
  Decrease in due to affiliates                                     (65,855)
  Decrease in unamortized facility fee                                 (392)
  Increase in unrealized appreciation on foreign currency
   transactions                                                    (346,242)
  Net realized gain from foreign currency transactions              248,061
  Net amortization/(accretion) of premium/(discount)             (1,175,556)
---------------------------------------------------------------------------
   Net adjustment to reconcile net investment income             (3,921,478)
---------------------------------------------------------------------------
   Net cash and foreign currency provided from operating
     activities                                               $  13,407,826
---------------------------------------------------------------------------
Cash Flows Used in Financing Activities
  Cash dividends paid to common shareowners                   $ (15,487,477)
---------------------------------------------------------------------------
   Net cash flow used in financing activities                 $ (15,487,477)
---------------------------------------------------------------------------
   Net decrease in cash and foreign currency                  $  (2,079,651)
---------------------------------------------------------------------------
Cash and Foreign Currency
  Beginning of the year                                       $   7,583,292
===========================================================================
  End of the year                                             $   5,503,641
---------------------------------------------------------------------------
Cash Flow Information
  Cash paid for interest                                      $     688,473
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

Financial Highlights

-------------------------------------------------------------------------------------------------------------
                                                                                               Year Ended
                                                                                               4/30/12
                                                                                               (Consolidated)
-------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                                           $  21.01
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
 Net investment income                                                                         $   2.10
 Net realized and unrealized gain (loss) on investments and foreign currency transactions         (1.64)
-------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                           $   0.46
Distributions to common shareowners from:
 Net investment income                                                                            (1.96)
 Tax return of capital                                                                               --
Capital charge with respect to issuance of shares                                                    --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                     $  (1.50)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period (d)                                                             $  19.51
-------------------------------------------------------------------------------------------------------------
Market value, end of period (d)                                                                $  20.13
=============================================================================================================
Total return at market value (e)                                                                   1.35%
Ratios to average net assets
 Net operating expenses                                                                            1.48%
 Interest expense                                                                                  0.56%
 Net expenses                                                                                      2.04%
 Net investment income                                                                            10.75%
Portfolio turnover                                                                                   24%
Net assets, end of period (in thousands)                                                       $161,146

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Year Ended
                                                                                               4/30/11          Year Ended
                                                                                               (Consolidated)   4/30/10
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                                           $  20.17         $  13.94
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
 Net investment income                                                                         $   2.03         $   1.76
 Net realized and unrealized gain (loss) on investments and foreign currency transactions          0.73             6.48
--------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                           $   2.76         $   8.24
Distributions to common shareowners from:
 Net investment income                                                                            (1.92)           (1.69)
 Tax return of capital                                                                               --            (0.32)
Capital charge with respect to issuance of shares                                                    --               --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                     $   0.84         $   6.23
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (d)                                                             $  21.01         $  20.17
--------------------------------------------------------------------------------------------------------------------------
Market value, end of period (d)                                                                $  21.95         $  20.46
==========================================================================================================================
Total return at market value (e)                                                                  17.95%           73.25%
Ratios to average net assets
 Net operating expenses                                                                            1.62%            1.39%
 Interest expense                                                                                  0.58%            0.83%
 Net expenses                                                                                      2.20%            2.22%
 Net investment income                                                                            10.02%            9.84%
Portfolio turnover                                                                                   30%              24%
Net assets, end of period (in thousands)                                                       $172,881         $165,281

--------------------------------------------------------------------------------------------------------------------------
                                                                                                            For the
                                                                                                            Period from
                                                                                             Year Ended     5/30/07 (b) to
                                                                                             4/30/09        4/30/08
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                                         $  22.02       $  23.88(c)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
 Net investment income                                                                       $   2.10       $   1.77
 Net realized and unrealized gain (loss) on investments and foreign currency transactions       (7.67)         (1.80)
--------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $  (5.57)      $  (0.03)
Distributions to common shareowners from:
 Net investment income                                                                          (2.47)         (1.78)
 Tax return of capital                                                                          (0.04)            --
Capital charge with respect to issuance of shares                                                  --          (0.05)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $  (8.08)      $  (1.86)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (d)                                                           $  13.94       $  22.02
--------------------------------------------------------------------------------------------------------------------------
Market value, end of period (d)                                                              $  13.23       $  20.47
==========================================================================================================================
Total return at market value (e)                                                               (23.11)%       (10.67)%
Ratios to average net assets
 Net operating expenses                                                                          1.38%          0.99%(f)
 Interest expense                                                                                1.14%          0.33%(f)
 Net expenses                                                                                    2.52%          1.32%(f)
 Net investment income                                                                          12.27%          8.48%(f)
Portfolio turnover                                                                                 25%            21%
Net assets, end of period (in thousands)                                                     $113,812       $179,515

The accompanying notes are an integral part of these financial statements.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     43

-----------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended       Year Ended
                                                                                  4/30/12          4/30/11
                                                                                  (Consolidated)   (Consolidated)
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets before waivers and reimbursements of expenses
 Net operating expenses                                                            1.48%            1.64%
 Interest expense                                                                  0.56%            0.58%
 Net expenses                                                                      2.04%            2.22%
 Net investment income                                                            10.75%           10.00%
=================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                                            For the
                                                                                                            Period from
                                                                                  Year Ended   Year Ended   5/30/07 (b) to
                                                                                  4/30/10      4/30/09      4/30/08
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets before waivers and reimbursements of expenses
 Net operating expenses                                                           1.61%         1.68%       1.29%(f)
 Interest expense                                                                 0.83%         1.14%       0.33%(f)
 Net expenses                                                                     2.44%         2.82%       1.62%(f)
 Net investment income                                                            9.62%        11.97%       8.18%(f)
==========================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b) Trust shares were first publicly offered on May 24, 2007 and commenced operations on May 30, 2007.
(c) Net asset value immediately after the closing of the first public offering was $23.83.
(d) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(e) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns less than a full period are not annualized. Past performance is not a guarantee of future results.
(f) Annualized.

The accompanying notes are an integral part of these financial statements.

44    Pioneer Diversified High Income Trust | Annual Report | 4/30/12

Notes to Financial Statements | 4/30/12 (Consolidated)

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Investments in loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior floating rate loan interests (senior loans) for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.


          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     45

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

   Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ from exchange prices.

   At April 30, 2012, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.3% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign


46     Pioneer Diversified High Income Trust | Annual Report | 4/30/12
   currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain (loss) on investment and foreign currency transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At April 30, 2012, the Trust reclassified $151,095 to decrease distribution in excess of investment income, $149,131 to increase net realized loss on investments and $1,964 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Trust and presents the Trust's capital accounts on a tax basis.

   At April 30, 2012, the Trust was permitted to carry forward $2,065,148 of long term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at April 30, 2012, the Trust had a net capital loss carryforward of $23,843,173 of which the following amounts will expire between 2016 and 2019 if not utilized: $231,744 in


          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     47

   2016, $413,150 in 2017, $21,948,862 in 2018 and $1,249,417 in 2019. Since
   unlimited losses are required to be utilized prior to losses incurred in pre-enactment years, pre-enactment capital loss carryforwards may be more likely to expire unused.

   The Trust has elected to defer approximately $2,052,913 of capital losses recognized between November 1, 2011 and April 30, 2012 to its fiscal year ending April 30, 2013.

   The tax character of distributions paid to shareowners during the years ended April 30, 2012 and April 30, 2011 was as follows:

--------------------------------------------------------------------------------
                                                           2012             2011
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                  $16,161,281      $15,772,901
--------------------------------------------------------------------------------
    Total                                           $16,161,281      $15,772,901
================================================================================

   The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2012:

--------------------------------------------------------------------------------
                                                                            2012
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                    $  1,342,759
   Capital loss carryforward                                         (25,908,321)
   Post-October loss deferred                                         (2,052,913)
   Dividends payable                                                  (1,321,798)
   Unrealized depreciation                                            (4,130,066)
--------------------------------------------------------------------------------
    Total                                                           $(32,070,339)
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other temporary book/tax differences.

E. Risks

   Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.


48     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

   The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

   The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than would investments in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G. Securities Lending

   The Trust may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Trust typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Trust's securities lending agent, manages the Trust's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Trust. The Trust also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Trust. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the


          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     49
   required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Trust prior to the close of business on that day. The Trust has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Trust is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At April 30, 2012, the Trust had no securities on loan.

H. Automatic Dividend Reinvestment Plan

   All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
   Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

   If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

   Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan


50     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

   Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended April 30, 2012, the net management fee was 0.85% of the Trust's average daily managed assets, which was equivalent to 1.21% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At April 30, 2012, $217,487 was payable to PIM related to management costs, administrative costs and certain other reimbursements and is included in "Due to affiliates" on the Statement of Assets and Liabilities.

Effective September 1, 2010, PIM has retained State Street Bank and Trust Company (State Street) to provide certain administrative and accounting services to the Trust on its behalf. For such services, PIM pays State Street a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Previously, PIM had retained Princeton Administrators, LLC (Princeton) to provide such services. PIM paid Princeton a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Neither State Street nor Princeton receives compensation directly from the Trust for providing such services.


          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     51

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust at negotiated rates.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

4. Basis for Consolidation for the Pioneer Diversified High Income Trust

The consolidated financial statements of the Trust include the accounts of Blaze Holding DHINCT, Inc. ("the Subsidiary"). All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Trust. It is intended that the Trust will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Trust's interest in Blaze Recycling and Metals LLC, Class A Units. As of April 30, 2012, the Subsidary represented approximately $244,923 or approximately 0.2% of the net assets of the Trust.

5. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended April 30, 2012, the Trust expenses were not reduced under such arrangement.

6. Forward Foreign Currency Contracts

During the year ended April 30, 2012, the Trust entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended April 30, 2012 was $2,657,389. At April 30, 2012, the Trust had no outstanding settlement contracts.


52     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

Open portfolio hedges at April 30, 2012, were as follows:

--------------------------------------------------------------------------------------------------------
                          Net Contracts                                                      Net
                          to Receive/     In Exchange      Settlement      US$               Unrealized
 Currency                 (Deliver)       for US$          Date            Value             Gain (Loss)
--------------------------------------------------------------------------------------------------------
 EURO
 (European Dollar)          (250,000)     $  (332,742)     5/15/12         $  (330,940)      $  1,802
 EURO
 (European Dollar)          (400,000)        (528,529)     5/18/12            (529,510)          (981)
 EURO
 (European Dollar)        (3,698,221)      (4,881,755)     6/29/12          (4,896,629)       (14,874)
 GBP
 (Pound Sterling)           (383,000)        (603,749)     5/14/12            (621,525)       (17,776)
--------------------------------------------------------------------------------------------------------
                                                                                             $(31,829)
========================================================================================================

7. Loan Agreement

Effective February 3, 2012, the Trust extended the maturity of its existing Revolving Credit Facility (the Credit Agreement) with the Bank of Nova Scotia; the size of the Credit Agreement remains at $75 million.

At April 30, 2012, the Trust had a borrowing outstanding under the Credit Agreement totaling $69,000,000. The interest rate charged at April 30, 2012 was 1.14%. During the year ended April 30, 2012, the average daily balance was $69,000,000 at a weighted average interest rate of 1.29%. With respect to the loan, interest expense of $902,237 is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities, not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowings outstanding. As of the date indicated below, the Trust's debt outstanding and asset coverage were as follows:

-----------------------------------------------------------
                       Total Amount       Asset coverage
                       of Debt            Per $1,000 of
 Date                  Outstanding        Indebtedness
-----------------------------------------------------------
 April 30, 2012        $69,000,000        $3,335
===========================================================

8. Unfunded Loan Commitments

As of April 30, 2012, the Trust had an unfunded loan commitment of $44,554 (excluding unrealized depreciation on this commitment of $1,291 as of April 30, 2012) which could be extended at the option of the borrower, pursuant to the following loan agreement:

---------------------------------------------------------------------------------------------------------
                                                                                               Unrealized
 Borrower                                                      Par        Cost       Value     Loss
---------------------------------------------------------------------------------------------------------
 National Specialty Hospitals, Inc., Delayed Draw Term Loan    $44,554    $43,841    $42,550   $(1,291)
=========================================================================================================

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     53

In addition, the Trust had the following bridge loan commitment outstanding as of April 30, 2012:

----------------------------------------------------------------------------------------------------
                                                                                          Unrealized
 Borrower                                       Par           Cost          Value         Loss
----------------------------------------------------------------------------------------------------
 Molycorp, Inc., Bridge Loan, 0.0%, 4/12/19     $506,000      $506,000      $506,000      $--
====================================================================================================

9. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the years ended April 30, 2012 and April 30, 2011 were as follows:

--------------------------------------------------------------------------------
                                                         4/30/12         4/30/11
--------------------------------------------------------------------------------
 Shares outstanding at beginning of year               8,227,194       8,195,218
 Reinvestment of distributions                            34,042          31,976
--------------------------------------------------------------------------------
 Shares outstanding at end of year                     8,261,236       8,227,194
================================================================================

10. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of April 30, 2012 were as follows:

------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments
Under Accounting              Asset Derivatives 2012         Liabilities Derivatives  2012
Standards Codification        ------------------------------------------------------------
(ASC) 815                     Balance Sheet Location Value   Balance Sheet Location Value
------------------------------------------------------------------------------------------
 Forward Foreign Exchange     Receivables     $1,802         Payables     $(33,631)
 Currency Contracts
------------------------------------------------------------------------------------------
   Total                                      $1,802                      $(33,631)
==========================================================================================


54     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2012 was as follows:

---------------------------------------------------------------------------------------------------
Derivatives Not                                                                     Change in
Accounted for as                                                                    Unrealized Gain
Hedging Instruments                                                                 or (Loss) on
Under Accounting          Location of Gain or               Realized Gain or        Derivatives
Standards Codification    (Loss) On Derivatives             (Loss) on Derivatives   Recognized
(ASC) 815                 Recognized in Income              Recognized in Income    in Income
---------------------------------------------------------------------------------------------------
 Forward Foreign          Net realized gain on forward      $66,157
 Currency Contracts       foreign currency contracts and
                          other assets and liabilities
                          denominated in foreign
                          currencies
---------------------------------------------------------------------------------------------------
 Forward Foreign          Change in net unrealized gain                             $119,317
 Currency Contracts       (loss) on forward foreign
                          currency contracts and other
                          assets and liabilities
                          denominated in foreign
                          currencies
---------------------------------------------------------------------------------------------------

11. Subsequent Events

The Board of Trustees of the Trust declared on May 4, 2012 a dividend from undistributed net investment income of $0.16 per common share payable May 31, 2012, to shareowners of record on May 17, 2012.

Effective May 1, 2012, PIM has retained Brown Brothers Harriman & Co. (BBH) to provide certain administrative and accounting services to the Trust. Previously, PIM had retained State Street Bank and Trust Company (State Street) to provide such services.


          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Diversified High Income Trust:
--------------------------------------------------------------------------------
We have audited the accompanying consolidated statement of assets and liabilities of Pioneer Diversified High Income Trust (the "Trust"), including the consolidated schedule of investments, as of April 30, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated statement of cash flows and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the custodian, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Diversified High Income Trust at April 30, 2012, the consolidated results of its operations, cash flows for the year then ended, and the changes in its net assets for the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
June 27, 2012


56     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

IMPORTANT TAX INFORMATION (unaudited)

  Interest-Related Dividends for Non-U.S. Residents          79.86%*

* Represents the portion of the taxable ordinary income dividends eligible for tax exemption form U.S. withholding tax for non-resident aliens and foreign corporations.

          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     57

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Diversified High Income Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in March 2011 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Trust were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Trust provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given


58     Pioneer Diversified High Income Trust | Annual Report | 4/30/12
by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust
The Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the third quintile of its Morningstar category for the one and three year periods ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered that the Trust's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Trust's benchmark index. The Trustees also reviewed data provided by PIM showing how leverage had benefited the Trust's common shareholders. The Trustees concluded that the investment performance of the Trust was satisfactory.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees considered that the Trust's management fee rate (based on managed assets) for the twelve months ended June 30, 2011 was in the fifth quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees also considered that the Trust's expense ratio (based on managed assets) for the twelve months ended June 30, 2011 was in the fifth quintile relative to its Strategic Insight peer group for the


          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     59
comparable period. The Trustees noted and discussed reasons that the Trust's management fee and expense ratio were high relative to the management fees and expense ratios of other funds in the Trust's peer group. The Trustees noted that the Trust is a specialized fund and that additional research is required in order to implement the Trust's investment strategy. The Trustees also considered that the Trust did not have a clear cut peer group, noting that other funds in the peer group invested primarily in traditional high yield bonds.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Trust and to its other clients and considered the differences in management fees and profit margins for PIM's Trust and non-Trust services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Trust and the other client accounts. The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale
The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees


60     Pioneer Diversified High Income Trust | Annual Report | 4/30/12
concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Trust and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.


          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     61

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Legal Counsel
Bingham McCutchen LLP


Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company


Sub-Administrator
State Street Bank and Trust Company


Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


Trustees and Officers

The Trust's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


62     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

Interested Trustees

----------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                With the Trust           and Term of Office
----------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Chairman of the Board,   Class III Trustee since
                            Trustee and President    2007. Term expires in
                                                     2013.
----------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Trustee and Executive    Class I Trustee since
                            Vice President           2007. Term expires
                                                     in 2014.
----------------------------------------------------------------------------

Interested Trustees

-----------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships
Name and Age                Principal Occupation                                             Held by this Trustee
-----------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Non-Executive Chairman and a director of Pioneer Investment      None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin) (until October 2011);
                            President and a director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds; Deputy
                            Chairman and a director of Pioneer Global Asset Management
                            S.p.A. ("PGAM") (until April 2010); Director of PIOGLOBAL Real
                            Estate Investment Fund (Russia) (until June 2006); Director of
                            Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                            (2004 - 2011); Director of Fiduciary Counseling, Inc. (until
                            December 2001); President and Director of Pioneer Funds
                            Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Retired Partner, Wilmer Cutler Pickering
                            Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Director, CEO and President of PIM-USA (since February 2007);    None
                            Director and President of Pioneer and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007);
                            Director of PGAM (2007 - 2010); Head of New Europe Division,
                            PGAM (2000 - 2005); and Head of New Markets Division,
                            PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.


           Pioneer Diversified High Income Trust | Annual Report | 4/30/12    63

Independent Trustees

-------------------------------------------------------------
                     Position Held    Length of Service
Name and Age         With the Trust   and Term of Office
-------------------------------------------------------------
David R. Bock (68)   Trustee          Class III Trustee since
                                      2007. Term expires in
                                      2013.
-------------------------------------------------------------
Mary K. Bush (63)    Trustee          Class II Trustee since
                                      2007. Term expires in
                                      2012.

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age         Principal Occupation                                                   Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)   Managing Partner, Federal City Capital Advisors (corporate             Director of Enterprise
                     advisory services company) (1997 - 2004 and 2008 - present);           Community Investment, Inc.
                     Interim Chief Executive Officer, Oxford Analytica, Inc. (privately     (privately held affordable
                     held research and consulting company) (2010); Executive Vice           housing finance company)
                     President and Chief Financial Officer, I-trax, Inc. (publicly traded   (1985 - 2010); Director of
                     health care services company) (2004 - 2007); and Executive             Oxford Analytica, Inc.
                     Vice President and Chief Financial Officer, Pedestal Inc.              (2008 - present); Director
                     (internet-based mortgage trading company) (2000 - 2002)                of The Swiss Helvetia Fund,
                                                                                            Inc. (closed-end fund)
                                                                                            (2010 - present); and
                                                                                            Director of New York
                                                                                            Mortgage Trust (publicly traded
                                                                                            mortgage REIT) (2004 -
                                                                                            2009, 2012 - present)
--------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)    Chairman, Bush International, LLC (international financial             Director of Marriott International,
                     advisory firm) (1991 - present); Senior Managing Director, Brock       Inc. (2008 - present); Director
                     Capital Group, LLC (strategic business advisors) (2010 -               of Discover Financial Services
                     present); Managing Director, Federal Housing Finance Board (over-      (credit card issuer and
                     sight of Federal Home Loan Bank system) (1989 - 1991); Vice            electronic payment services)
                     President and Head of International Finance, Federal National          (2007 - present); Former
                     Mortgage Association (1988 - 1989); U.S. Alternate Executive           Director of Briggs & Stratton Co.
                     Director, International Monetary Fund (1984 - 1988); Executive         (engine manufacturer)
                     Assistant to Deputy Secretary of the U.S. Treasury, U.S. Treasury      (2004 - 2009); Former
                     Department (1982 - 1984); and Vice President and Team                  Director of UAL Corporation
                     Leader in Corporate Banking, Bankers Trust Co. (1976 - 1982)           (airline holding company)


64    Pioneer Diversified High Income Trust | Annual Report | 4/30/12

--------------------------------------------------------------------------------------------------------------------------
                           Position Held    Length of Service                            Other Directorships
Name and Age               With the Trust   and Term of Office    Principal Occupation   Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                 (2006 - 2010); Director of
                                                                                         ManTech International
                                                                                         Corporation (national security,
                                                                                         defense, and intelligence
                                                                                         technology firm) (2006 -
                                                                                         present); Member, Board of
                                                                                         Governors, Investment Company
                                                                                         Institute (2007 - present);
                                                                                         Member, Board of Governors,
                                                                                         Independent Directors Council
                                                                                         (2007 - present); Former
                                                                                         Director of Brady Corporation
                                                                                         (2000 - 2007); Former Director of
                                                                                         Mortgage Guaranty Insurance
                                                                                         Corporation (1991 - 2006);
                                                                                         Former Director of Millennium
                                                                                         Chemicals, Inc. (commodity
                                                                                         chemicals) (2002 - 2005); Former
                                                                                         Director, R.J. Reynolds
                                                                                         Tobacco Holdings, Inc.
                                                                                         (tobacco) (1999 - 2005);
                                                                                         and Former Director of
                                                                                         Texaco, Inc. (1997 - 2001)
--------------------------------------------------------------------------------------------------------------------------


           Pioneer Diversified High Income Trust | Annual Report | 4/30/12    65

----------------------------------------------------------------------
                            Position Held    Length of Service
Name and Age                With the Trust   and Term of Office
----------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee          Class I Trustee since
                                             2008. Term expires in
                                             2014.
----------------------------------------------------------------------
Margaret B.W. Graham (64)   Trustee          Class I Trustee since
                                             2007. Term expires in
                                             2014.
----------------------------------------------------------------------
Thomas J. Perna (61)        Trustee          Class II Trustee since
                                             2007. Term expires in
                                             2012.
----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age                Principal Occupation                                               Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   William Joseph Maier Professor of Political Economy, Harvard       Trustee, Mellon Institutional
                            University (1972 - present)                                        Funds Investment Trust and
                                                                                               Mellon Institutional Funds
                                                                                               Master Portfolio (oversaw
                                                                                               17 portfolios in fund
                                                                                               complex) (1989 - 2008)
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Founding Director, Vice President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and Organizational
                            Learning, Xerox PARC, Xerox's Advance Research Center
                            (1990 - 1994)
-----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)        Chairman and Chief Executive Officer, Quadriserv, Inc.             Director, Broadridge Financial
                            (technology products for securities lending industry)              Solutions, Inc. (investor
                            (2008 - present); private investor (2004 - 2008); and              communications and securities
                            Senior Executive Vice President, The Bank of New York              processing provider for
                            (financial and securities services) (1986 - 2004)                  financial services industry)
                                                                                               (2009 - present); Director,
                                                                                               Quadriserv, Inc. (2005 -
                                                                                               present); and Commissioner,
                                                                                               New Jersey State Civil Service
                                                                                               Commission (2011 - present)
-----------------------------------------------------------------------------------------------------------------------------


66    Pioneer Diversified High Income Trust | Annual Report | 4/30/12

------------------------------------------------------------------
                           Position Held    Length of Service
Name and Age               With the Trust   and Term of Office
------------------------------------------------------------------
Marguerite A. Piret (63)   Trustee          Class II Trustee since
                                            2007. Term expires in
                                            2012.
------------------------------------------------------------------
Stephen K. West (83)       Trustee          Class II Trustee since
                                            2007. Term expires
                                            in 2013.
------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                              Other Directorships
Name and Age               Principal Occupation                                               Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)   President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                           Inc. (investment banking firm) (1981 - present)                    High Income Fund, Inc.
                                                                                              (closed-end investment
                                                                                              company) (2004 - present);
                                                                                              and member, Board of Gov-
                                                                                              ernors, Investment Company
                                                                                              Institute (2000 - 2006)
--------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)       Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -         Director, The Swiss Helvetia
                           present); and Partner, Sullivan & Cromwell LLP (prior to 1998)     Fund, Inc. (closed-end
                                                                                              investment company); and
                                                                                              Director, Invesco, Ltd.
                                                                                              (formerly AMVESCAP, PLC)
                                                                                              (investment manager)
                                                                                              (1997 - 2005)
--------------------------------------------------------------------------------------------------------------------------


           Pioneer Diversified High Income Trust | Annual Report | 4/30/12    67

Trust Officers

------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 With the Trust        and Term of Office
------------------------------------------------------------------------
Christopher J. Kelley (47)   Secretary             Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------
Carol B. Hannigan (51)       Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------
Thomas Reyes (49)            Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------
Mark E. Bradley (52)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Treasurer   Since 2007. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------
Gary Sullivan (53)           Assistant Treasurer   Since 2007. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------

Trust Officers

----------------------------------------------------------------------------------------------------------------------
                                                                                                  Other Directorships
Name and Age                 Principal Occupation                                                 Held by this Officer
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)   Vice President and Associate General Counsel of Pioneer since        None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)       Fund Governance Director of Pioneer since December 2006 and          None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager -- Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
----------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Counsel of Pioneer since June 2007 and Assistant Secretary of        None
                             all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Vice President -- Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; Treasurer of all of the Pioneer Funds
                             since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
                             Funds from March 2004 to February 2008
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President -- Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager -- Fund Accounting, Administration           None
                             and Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------


68    Pioneer Diversified High Income Trust | Annual Report | 4/30/12

------------------------------------------------------------------------
                        Position Held              Length of Service
Name and Age            With the Trust             and Term of Office
------------------------------------------------------------------------
David F. Johnson (32)   Assistant Treasurer        Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age            Principal Occupation                                                Held by this Officer
----------------------------------------------------------------------------------------------------------------
David F. Johnson (32)   Fund Administration Manager -- Fund Accounting, Administration      None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009; and
                        Client Service Manager -- Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds    None
                        since March 2010; Director of Adviser and Portfolio Compliance
                        at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                        October 2005
----------------------------------------------------------------------------------------------------------------


           Pioneer Diversified High Income Trust | Annual Report | 4/30/12    69

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70     Pioneer Diversified High Income Trust | Annual Report | 4/30/12

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          Pioneer Diversified High Income Trust | Annual Report | 4/30/12     71
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

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                             1-800-710-0935


Or write to AST:
--------------------------------------------------------------------------------
For                                             Write to
General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560

Website                                         www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form also may be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.





ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately
$51,700 in 2012 and $51,700 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related fees for 2012 and 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 for 2012 and 2011, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other fees for 2012
and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended April 30, 2012 and 2011, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $8,290 in 2012 and $8,290 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.



PORTFOLIO MANAGEMENT

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2012. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


NAME OF PORTFOLIO MANAGER     TYPE OF ACCOUNT     NUMBER OF ACCOUNTS MANAGED
-------------------------     ---------------     --------------------------
TOTAL ASSETS MANAGED     NUMBER OF ACCOUNTS MANAGED FOR WHICH ADVISORY FEE IS
--------------------     ----------------------------------------------------
PERFORMANCE-BASED     ASSETS MANAGED FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED
-----------------     ----------------------------------------------------------
Charles Melchreit
-----------------
     Other Registered Investment Companies     4     $642,633,000     N/A
     -------------------------------------     -     ------------     ---
N/A
---
     Other Pooled Investment Vehicles     2     $466,479,000     N/A     N/A
     --------------------------------     -     ------------     ---     ---
     Other Accounts     2     $1,063,841,000     N/A     N/A
     --------------     -     --------------     ---     ---



NAME OF PORTFOLIO MANAGER     TYPE OF ACCOUNT     NUMBER OF ACCOUNTS MANAGED
-------------------------     ---------------     --------------------------
TOTAL ASSETS MANAGED     NUMBER OF ACCOUNTS MANAGED FOR WHICH ADVISORY FEE IS
--------------------     ----------------------------------------------------
PERFORMANCE-BASED     ASSETS MANAGED FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED
-----------------     ----------------------------------------------------------
Andrew Feltus
-------------
     Other Registered Investment Companies     6     $5,845,400,000     N/A
     -------------------------------------     -     --------------     ---
N/A
---
     Other Pooled Investment Vehicles     3     $4,236,555,000     N/A     N/A
     --------------------------------     -     --------------     ---     ---
     Other Accounts     1     $548,668,000     N/A     N/A
     --------------     -     ------------     ---     ---



NAME OF PORTFOLIO MANAGER     TYPE OF ACCOUNT     NUMBER OF ACCOUNTS MANAGED
-------------------------     ---------------     --------------------------
TOTAL ASSETS MANAGED     NUMBER OF ACCOUNTS MANAGED FOR WHICH ADVISORY FEE IS
--------------------     ----------------------------------------------------
PERFORMANCE-BASED     ASSETS MANAGED FOR WHICH ADVISORY FEE IS PERFORMANCE-BASED
-----------------     ----------------------------------------------------------
Jonathan Sharkey
----------------
     Other Registered Investment Companies     3     $832,921,000     N/A
     -------------------------------------     -     ------------     ---
N/A
---
     Other Pooled Investment Vehicles     0     $0     N/A     N/A
     --------------------------------     -     --     ---     ---
     Other Accounts     1     $48,491,000     N/A     N/A
     --------------     -     -----------     ---     ---


POTENTIAL CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. The funds investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise. See "Compensation of Portfolio Managers" below.
- A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.
- A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.
- A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.
- A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
- If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

- Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Merrill Lynch Global High Yield and Emerging Markets Index and the CSFB Leveraged Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

- Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

- Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGERS. The following table indicates as of April 30, 2012 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.
NAME OF PORTFOLIO MANAGER     BENEFICIAL OWNERSHIP OF THE FUND*
-------------------------     ---------------------------------
Charles Melchreit     A
-----------------     -
Andrew Feltus     E
-------------     -
Jonathan Sharkey     B
----------------     -

*Key to Dollar Ranges
A.     None
B.     $1 - $10,000
C.     $10,001 - $50,000
D.     $50,001 - $100,000
E.     $100,001 - $500,000
F.     $500,001 - $1,000,000
G.     Over $1,000,000




Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 29, 2012

* Print the name and title of each signing officer under his or her signature.